SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION

(All amounts in Indian rupees unless otherwise stated)

	Note	As at		US $ (Refer Note 2 (c))
		March 31, 2016	December 31, 2016	December 31, 2016
Assets				
Cash and cash equivalents	18	238,832,270	189,359,334	2,787,976
Term deposits	19	2,368,146,925	2,951,186,988	43,450,927
Trading assets	20	3,661,609,694	3,193,488,492	47,018,382
Inventories	21	124,962,799	15,969,800	235,127
Trade and other receivables	22	2,516,534,027	2,786,296,675	41,023,214
Loans and advances to customers	23	2,795,377,938	2,843,622,055	41,867,227
Investment securities	24	362,834,452	537,957,793	7,920,462
Investment in joint venture		-	4,114,999	60,586
Income tax assets		135,749,750	206,908,159	3,046,351
Property and equipment		196,748,052	369,312,403	5,437,462
Intangible assets	25	9,622,091	82,580,956	1,215,856
Deferred tax assets		250,762,904	229,779,478	3,383,090
Other assets	26	585,351,414	475,474,457	7,000,507
Total assets		**13,246,532,316**	**13,886,051,589**	**204,447,167**
Liabilities				
Trading liabilities	20	272,285,111	228,966,960	3,371,127
Loans and borrowings	27	1,819,723,296	3,119,850,767	45,934,199
Trade and other payables	28	5,351,148,108	4,504,261,900	66,317,166
Income tax liabilites		31,434,342	556,513	8,193
Employee benefits		118,671,876	140,290,858	2,065,531
Other liabilities	29	103,299,191	111,341,077	1,639,297
Total liabilities		**7,696,561,924**	**8,105,268,075**	**119,335,513**
Equity				
Share capital		226,268,900	226,268,900	3,331,403
Share premium		3,548,993,510	3,548,993,510	52,252,555
Foreign currency translation reserve		(15,524,315)	(13,134,195)	(193,377)
Retained earnings		1,781,217,213	1,978,479,539	29,129,557
Total equity attributable to owners of the Company		**5,540,955,308**	**5,740,607,754**	**84,520,138**
Non-controlling interest		9,015,084	40,175,760	591,516
Total liabilities and equity		**13,246,532,316**	**13,886,051,589**	**204,447,167**

SMC GLOBAL SECURITIES LIMITED
CONDENSED CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME
(All amounts in Indian rupees unless otherwise stated)

	Note	For the nine months ended December 31, 2015	For the nine months ended December 31, 2016	US $ (Refer Note 2(c)) December 31, 2016
Fee and commission income	6	1,639,579,427	1,847,107,889	27,195,346
Net trading income	7	876,469,934	1,225,320,443	18,040,643
Net income from other financial instruments at fair value through profit or loss	8	2,217,794	39,962,278	588,373
Interest income	9	309,783,873	436,725,731	6,430,002
Interest expense	9	(126,021,227)	(201,090,142)	(2,960,691)
Net interest income		**183,762,646**	**235,635,589**	**3,469,311**
Other operating income	10	127,448,115	148,812,499	2,190,997
Total revenue		**2,829,477,916**	**3,496,838,698**	**51,484,670**
Other income	11	43,276,314	25,335,165	373,015
Service cost	12	1,113,810,425	1,401,879,013	20,640,150
Personnel expenses	13	830,704,240	977,383,376	14,390,214
Other expenses	14	501,000,191	609,715,505	8,976,966
Allowance for impairment charge on receivables from client		14,905,660	66,128,523	973,624
Allowance for impairment charge on loans and advances to customers		5,786,337	13,741,278	202,316
Depreciation and amortization	15	39,039,315	43,459,228	639,859
		367,508,062	**409,866,940**	**6,034,556**
Share in loss of joint venture		-	5,885,001	86,646
Profit before tax		**367,508,062**	**403,981,939**	**5,947,910**
Income tax expense	16	111,458,798	108,380,922	1,595,715
Profit for the period		**256,049,264**	**295,601,017**	**4,352,195**
Other comprehensive income, net of income tax				
Items that are or may be reclassified subsequently to profit or loss				
Foreign currency translation differences for foreign operations		(944,921)	2,673,542	39,363
Other comprehensive income for the period, net of income tax		**(944,921)**	**2,673,542**	**39,363**
Total comprehensive income for the period		**255,104,343**	**298,274,559**	**4,391,558**
Profit attributable to:				
Owners of the Company		254,905,666	295,301,511	4,347,784
Non-controlling interest		1,143,598	299,506	4,411
Profit for the period		**256,049,264**	**295,601,017**	**4,352,195**
Total comprehensive income attributable to:				
Owners of the Company		253,960,745	297,691,631	4,382,975
Non-controlling interest		1,143,598	582,928	8,583
Total comprehensive income for the period		**255,104,343**	**298,274,559**	**4,391,558**
Earning per share	17			
Basic		2.25	2.61	0.04
Diluted		2.25	2.61	0.04

SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(All amounts in Indian rupees unless otherwise stated)

	Note	For the nine months ended		US $ (Refer Note 2(c))
		December 31, 2015	December 31, 2016	December 31, 2016
Cash flows from operating activities				
Profit for the period		256,049,264	295,601,017	4,352,195
Adjustments for :				
- Depreciation	15	38,672,137	40,562,338	597,208
- Amortization	15	367,178	2,896,890	42,651
- Net loss/(income) from other financial instruments at fair value through profit or loss	8	771,742	(37,581,785)	(553,324)
- Interest on Income tax refund	11	(1,705,374)	(7,612,717)	(112,084)
- Dividend earned	7 , 8	(7,641,821)	(7,389,820)	(108,802)
- Share in net loss of joint venture		-	5,885,001	86,646
- Share based compensation expense	13,35	-	5,908,654	86,993
- Loss/(profit) on sale of property and equipment	11,14	376,363	(362,332)	(5,335)
- Provision for impairment charge on receivables from clients	22	14,905,660	66,128,523	973,624
- Provision for impairment charge on loans and advances to customers	23	5,786,337	13,741,278	202,316
- Effect of movement in foreign exchange		(103,118)	(720,959)	(10,616)
- Net interest income	9	(183,762,646)	(235,635,589)	(3,469,311)
- Income tax Expense	16	111,458,798	108,380,922	1,595,715
		235,174,520	**249,801,421**	**3,677,876**
Changes in :				
Term deposits		277,276,227	(581,369,609)	(8,559,623)
Trading assets		317,210,309	468,393,907	6,896,259
Inventories		(41,204,044)	108,992,999	1,604,726
Trade and other receivables		(45,715,993)	(316,499,408)	(4,659,885)
Loans and advances to customers		(892,199,677)	(61,985,395)	(912,624)
Other assets		109,646,609	118,116,508	1,739,053
Trading liabilities		(190,120,512)	(43,753,966)	(644,199)
Trade and other payables		1,819,010,210	(856,722,684)	(12,613,703)
Employee benefits		14,542,831	21,360,295	314,492
Other liabilities		4,961,494	5,444,303	80,158
		1,608,581,974	**(888,221,629)**	**(13,077,470)**
Dividend received on trading assets		4,657,085	5,055,327	74,431
Interest received		291,414,415	428,671,055	6,311,411
Interest paid		(126,021,227)	(198,492,559)	(2,922,446)
Income tax paid		(159,190,461)	(189,283,826)	(2,786,864)
Net cash flows from/(used in) operating activities		**1,619,441,786**	**(842,271,632)**	**(12,400,938)**

SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(All amounts in Indian rupees unless otherwise stated)

	Note	For the nine months ended		US $ (Refer Note 2(c))
		December 31, 2015	December 31, 2016	December 31, 2016
Cash flows from investing activities				
Acquisition of property and equipment		(42,049,751)	(214,131,356)	(3,152,700)
Proceeds from the sale of property and equipment		2,123,275	1,821,783	26,822
Acquisition of intangible assets		(1,483,254)	(20,872,443)	(307,309)
Acquisition of investment securities		(1,890,082,697)	(1,278,670,749)	(18,826,130)
Proceeds from sale of investment securities		851,634,765	1,131,064,136	16,652,888
Interest on income tax refund	11	1,705,374	7,612,717	112,084
Acquisition of business	34	-	(29,986,421)	(441,496)
Dividend received on investment securities		3,008,590	2,383,307	35,090
Net cash (used in) investing activities		**(1,075,143,698)**	**(400,779,026)**	**(5,900,751)**
Cash flows from financing activities				
Proceeds from secured vehicle loan		8,400,000	5,631,900	82,920
Repayment of secured vehicle loan		(3,645,212)	(4,836,604)	(71,210)
(Repayment)/proceeds of secured overdraft (net)		(612,781,418)	1,208,162,310	17,788,020
Proceeds from unsecured loan (net)		187,154,244	79,862,556	1,175,833
Dividend paid and tax thereon		(81,549,622)	(98,039,185)	(1,443,451)
Net cash flows (used in)/from financing activities		**(502,422,008)**	**1,190,780,977**	**17,532,112**
Net increase/(decrease) in cash and cash equivalents		**41,876,080**	**(52,269,681)**	**(769,577)**
Cash and cash equivalent at the beginning of the period		247,649,930	238,832,270	3,516,376
Effect of exchange rate fluctuations on cash and cash equivalents held		4,349,146	2,796,745	41,177
Cash and cash equivalent at the end of the period	18	**293,875,156**	**189,359,334**	**2,787,976**

SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

(All amounts in Indian rupees unless otherwise stated)

Attributable to owners of the Company

	Share capital	Share premium	Capital reserve	Foreign currency Translation reserve	Retained earnings	Total	Non controlling Interest	Total equity
Balance at April 1, 2015	**226,268,900**	**3,548,993,510**	-	**(14,625,001)**	**1,478,315,807**	**5,238,953,216**	**7,393,197**	**5,246,346,413**
Total comprehensive income for the period :								
Profit for the period	-	-	-	-	254,905,666	**254,905,666**	1,143,598	**256,049,264**
Other comprehensive income, net of income tax	-	-	-	-	**254,905,666**	**254,905,666**	**1,143,598**	**256,049,264**
Foreign currency translation differences	-	-	-	(944,921)	-	**(944,921)**	-	**(944,921)**
Total comprehensive income for the period	-	-	-	**(944,921)**	-	**(944,921)**	-	**(944,921)**
Transactions with owners, recorded directly in equity								
Distributions to owners :								
Dividends to owners(including dividend distribution tax)	-	-	-	-	(81,549,622)	**(81,549,622)**	-	**(81,549,622)**
Total distributions to owners	-	-	-	-	**(81,549,622)**	**(81,549,622)**	-	**(81,549,622)**
Balance at December 31, 2015	**226,268,900**	**3,548,993,510**	-	**(15,569,922)**	**1,651,671,851**	**5,411,364,339**	**8,536,795**	**5,419,901,134**
Balance at April 1, 2016	**226,268,900**	**3,548,993,510**	-	**(15,524,315)**	**1,781,217,213**	**5,540,955,308**	**9,015,084**	**5,549,970,392**
Total comprehensive income for the period :								
Profit for the period	-	-	-	-	295,301,511	**295,301,511**	299,506	**295,601,017**
Other comprehensive income, net of income tax	-	-	-	-	**295,301,511**	**295,301,511**	**299,506**	**295,601,017**
Foreign currency translation differences	-	-	-	2,390,120	-	**2,390,120**	283,422	**2,673,542**
Total comprehensive income for the period	-	-	-	**2,390,120**	-	**2,390,120**	**283,422**	**2,673,542**
Transactions with owners, recorded directly in equity								
Contributions by and (distributions) to owners :								
Dividends to owners(including dividend distribution tax)	-	-	-	-	(98,039,185)	**(98,039,185)**	-	**(98,039,185)**
Share based compensation (Refer note 35)	-	-	5,934,808	-	-	**5,934,808**	-	**5,934,808**
Acquisition of business (Refer note 34)	-	-	24,642,940	-	-	**24,642,940**	-	**24,642,940**
Adjustment on account of issuance of shares*	-	-	(30,577,748)	-	-	**(30,577,748)**	30,577,748	-
Total contributions by and (distributions to) owners	-	-	-	-	**(98,039,185)**	**(98,039,185)**	**30,577,748**	**(67,461,437)**
Balance at December 31, 2016	**226,268,900**	**3,548,993,510**	-	**(13,134,195)**	**1,978,479,539**	**5,740,607,754**	**40,175,760**	**5,780,783,514**
US $ (Refer Note 2(c))	**3,331,403**	**52,252,555**	-	**(193,377)**	**29,129,557**	**84,520,138**	**591,516**	**85,111,654**

* During the period ended December 31, 2016, SMC Global USA Inc. ("subsidiary of the Parent Company") issued common shares pursuant to acquisition of business and share-based compensation. Accordingly, it has been shown as non-controlling interest ("NCI") as at December 31, 2016.

(All amounts in Indian rupees unless otherwise stated)

1. Reporting entity

SMC Global Securities Limited (the "Parent Company") together with its subsidiaries (collectively, "the Company" or "the Group") offers its customers a wide range of services across different business segments. The Parent Company's shares are listed on the Ahmedabad Stock Exchange and Calcutta Stock Exchange in India.

The Group provides the following range of services as mentioned below:

Trading and distribution services includes brokerage services (in equity, derivative, commodity and currency segments on various stock exchanges in India and abroad), clearing services, depository participant services, insurance broking services and distribution of financial products such as mutual funds and initial public offerings financing.

The Group also engages in proprietary transactions in equity securities, commodities, currencies and derivative. Such trading activities are entered primarily to capitalize on the pricing inefficiencies in equity, commodity and currency markets. These trades are executed in identical or similar financial instruments, on different markets or in different but analogous forms, such that the positions are generally hedged.

Financing business services offer a variety of loan products such as capital market loans and real estate loans primarily to individuals, affiliated entities and commercial clients.

Advisory services comprises portfolio and wealth management, mortgage and loan advisory, real estate advisory and investment banking services which advises middle class to high net worth individuals.

The Parent Company is a Limited Liability Company incorporated in the year 1994 and domiciled in India. The registered address of the Parent Company is 11/6B, Shanti Chamber, Pusa Road, Delhi-110005.

2. Basis of preparation

(a) Statement of compliance

These interim condensed consolidated financial statements (referred to as 'Condensed Consolidated Financial Statements') have been prepared in accordance with IAS 34 ,"Interim Financial Reporting" ("IFRS") and should be read in conjunction with the Group's last annual consolidated financial statements as at and for the year ended March 31, 2016 ('last annual financials statements'). These Condensed Consolidated Financial Statements as at December 31, 2016 and for the nine months ended December 31, 2016 comprise Parent Company together with its subsidiaries (Collectively "the Company" or "the Group"). They do not include all of the information required for a complete set of IFRS financial statements. However, selected explanatory notes are included to explain the events and transactions that are significant to an understanding of the changes in the Group's financial position and performance since the last annual financial statements.

These Condensed Consolidated Financial Statements were authorized for the issue by the Company's Audit Committee on April 19, 2017.

The accounting policies adopted in the preparation of the Condensed Consolidated Financial Statements are consistent with those followed in the preparation of the Group's last annual Financial Statements except the following.

Income tax expense

Income tax expense comprises current and deferred taxes. Current and deferred tax expense is recognized in the Statement of Profit or Loss except to the extent that it relates to a business combination, or items recognized directly in equity or Other Comprehensive Income (OCI), in which case it is recognized in equity or in OCI.

The Group calculates the period income tax expense using the tax rate that would be applicable to the expected total annual earnings. The Group consolidated effective tax rate for the nine months ended December 31, 2015 is 30.33% and December 31, 2016 is 26.83%.

Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.

Business combinations, goodwill and other intangible assets

The Group accounts for its "Business combinations" using the acquisition method of accounting by recognizing the identifiable tangible and intangible assets acquired and liabilities assumed, and any non-controlling interest in the acquired business, measured at their acquisition date fair values. Acquisition-related costs are expensed as incurred.

Goodwill represents the cost of acquired businesses in excess of the fair value of identifiable tangible and intangible net assets purchased. Goodwill is not amortized but is tested for impairment at least on an annual basis, based on a number of factors, including operating results, business plans and future cash flows.

Intangible assets acquired individually or with a group of other assets or in a business combination are carried at cost less accumulated amortization based on their estimated useful lives as follows:

Customer-related intangible assets : 8 years.
Licenses : 7 years.

Intangible assets are amortized over their estimated useful lives using a method of amortization that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise realized.

At each reporting date, the Group reviews the carrying amounts of its non-financial assets to determine whether there is any indication of impairment. If any such indication exists, then the asset's recoverable amount is estimated. Goodwill is tested annually for impairment.

Share-based compensation

The grant-date fair value of equity-settled share-based payment arrangements granted to employees is generally recognised as an expense, with a corresponding increase in equity, over the vesting period of the awards. The amount recognised as an expense is adjusted to reflect the number of awards for which the related service conditions are expected to be met, such that the amount ultimately recognised is based on the number of awards that meet the related service conditions at the vesting date.

Interests in joint venture

A joint venture is an arrangement in which the Group has joint control, whereby the Group has rights to the net assets of the arrangement, rather than rights to its assets and obligations for its liabilities.

Interest in joint venture are accounted for using the equity method. They are initially recognised at cost, which includes transaction costs. Subsequent to initial recognition, the consolidated financial statements include the Group's share of the profit or loss and OCI of equity-accounted investees, until the date on which significant influence or joint control ceases.

(b) Basis of measurement

The Condensed Consolidated Financial Statements have been prepared on the historical cost basis, except for the following material items in the condensed consolidated financial statements:

- Trading assets and trading liabilities (including derivatives), inventories and investment securities are measured at fair value.

(c) Functional and presentation currency

These Condensed Consolidated Financial Statements are presented in INR, which is the Company's and its subsidiaries functional currency, other than SMC Comex International, DMCC, a subsidiary of the Company in United Arab Emirates and SMC Global USA Inc., a subsidiary of the Company in United States of America. The functional currency of SMC Comex International, DMCC and SMC Global USA Inc. is U.S. dollars. Assets and liabilities of SMC Comex International, DMCC and SMC Global USA Inc. are translated at period-end rates of exchange, and income statement accounts are translated at average rates of exchange for the period. Gains or losses resulting from such transactions are recognised in "Other comprehensive income" and shown in the Statement of Changes in Equity as "Foreign currency translation reserve".

The accompanying condensed consolidated financial statements are presented in Indian rupees, the national currency of India. Solely for the convenience of the readers, the financial statements as of and for the period ended December 31, 2016 have been translated into U.S. dollars which are based on the exchange rate as set forth in the H.10 statistical release of the Federal Reserve Board at December 30, 2016. The Federal Reserve Bank of New York certifies this rate for customs purposes in a weekly version of the H.10 release. The exchange rate as set forth in the H.10 statistical release of the Federal Reserve Board as at December 30, 2016 was INR 67.92 per US$1. No representation is made that the Indian rupee amounts have been, could have been or could be converted into U.S. dollars at such a rate or any other rate.

(d) Use of estimates and judgments

The preparation of the Condensed Consolidated Financial Statements in conformity with IFRS requires management to make judgments, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets, liabilities, income and expenses. Actual results may differ from these estimates.

Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

A) Information about assumptions and estimation uncertainties that have a significant risk of resulting in a material adjustment within the next financial year are as follows:

Measurement of defined benefit obligation, liability for long-service leave; key actuarial assumptions:
The projected benefit obligation and expense related to the Group's pension and non-pension post-retirement benefit plans are determined using multiple assumptions that may significantly influence the value of these amounts. Actuarial

assumptions including discount rates, compensation increases, attrition rates and mortality rates are management's best estimates and are reviewed annually with the Group's actuaries. The Group develops each assumption using relevant historical experience of the Group in conjunction with market related data and considers if the market-related data indicates there is any prolonged or significant impact on the assumptions. The discount rate used to measure plan obligations is based on long-term high quality government bond yields. The other assumptions are also long-term estimates. All assumptions are subject to a degree of uncertainty. Differences between actual experiences and the assumptions, as well as changes in the assumptions resulting from changes in future expectations, result in actuarial gains and losses which are recognized in other comprehensive income during the period and also impact expenses in future periods.

Recognition of deferred tax assets, availability of future taxable profit against which carry-forward losses can be used:

Deferred tax is recorded on temporary differences between the tax bases of assets and liabilities and their carrying amounts, at the rates that have been enacted or substantively enacted. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable profits during the periods in which those temporary differences and tax loss carry-forwards become deductible. The Group considers the expected reversal of deferred tax assets and projected future taxable income in making this assessment. The amount of the deferred income tax assets considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carry-forward period are reduced.

Impairment of trade receivable and loan and advance to customers:

The Group estimates the uncollectability of trade receivables and loans and advances to customers by analyzing historical payment patterns, customer concentrations, customer credit-worthiness and current economic trends. If the financial condition of a customer deteriorates, additional allowances may be required.

B) Information about significant areas of judgment in applying accounting policies that have the most significant effect on the amounts recognized in the condensed consolidated financial statements are described as follows:

Principal and agent relationship:

The Group determines that when other parties are involved in providing goods or services to a Group's customer, whether its performance obligation is to provide the goods or services itself (i.e., the Group is a principal) or to arrange for another party to provide the good or service (i.e., the Group is an agent). The Group is a principal if it controls a promised good or service before it transfers the good or service to a customer. However, the Group is not necessarily acting as a principal if it obtains legal title only momentarily before the good or service is transferred to a customer.

The determination of whether the Group is acting as a principal or an agent affects the amount of revenue the Group recognizes.

When the Group is the principal in the arrangement, revenue to be recognized is based on the gross amount to which the entity expects to be entitled.

When the Group is the agent, the revenue to be recognized is the net amount to which the entity is entitled to retain in return for its services as the agent.

The Group acts in its principal capacity for trading activity undertaken on its own account, whereas it is an agent for all trading positions taken by its clients.

(All amounts in Indian rupees unless otherwise stated)

3. New standards and interpretation not yet adopted

IFRS 9 Financial Instruments: IFRS 9, published in July 2014, replaces the existing guidance in IAS 39 Financial Instruments: Recognition and Measurement. IFRS 9 includes revised guidance on the classification and measurement of financial instruments, a new expected credit loss model for calculating impairment on financial assets, and new general hedge accounting requirements. It also carries forward the guidance on recognition and derecognition of financial instruments from IAS 39.
IFRS 9 is effective for annual reporting periods beginning on or after January 1, 2018, with early adoption permitted.

As per the preliminary assessments made by the Group the following items may have impact on its consolidated financial statements - (I) classification and measurement of financial assets (II) impairment, and (III) hedge accounting.

Classification and measurement: The standard requires all financial assets to be classified into three categories, namely, amortized cost, fair value through other comprehensive income ("FVOCI") and fair value through profit or loss ("FVPL"), based on the business model within which they are held and their contractual cash flow characteristics. A financial asset is measured at amortized cost if the asset is held within a business model whose objective is to hold the asset in order to collect contractual cash flows, and the asset's contractual terms give rise on specified dates to cash flows that are solely payments of principal and interest ("SPPI") on the principal amount outstanding. Financial assets are measured at FVOCI if they are held within a business model whose objective is achieved by both collecting contractual cash flows and selling financial assets, and SPPI requirements are met. Any financial assets that do not meet the criteria of amortized cost or FVOCI should be classified as FVPL. The standard also requires financial assets that contain embedded derivatives to be classified in their entirety rather than being subject to bifurcation requirements. The standard maintains most of the requirements in IAS 39 regarding the classification and measurement of financial liabilities. However, with the new requirements, if an entity chooses to measure a financial liability at fair value, the amount of change in its fair value that is attributable to changes in the credit risk of that liability will be presented in other comprehensive income, rather than in profit or loss.

Impairment: The standard introduces the expected credit loss model, which is a new model for the recognition of impairment losses, to replace the incurred credit loss model in IAS 39. Under the expected credit loss model, an entity is required to account for expected credit losses from when financial instruments are first recognized and to recognize full lifetime expected losses on a more timely basis. An expected credit loss model will result in the recognition of impairment losses earlier than an incurred loss model.

Hedge Accounting: The standard introduces a new hedge accounting model, together with corresponding disclosures about risk management activity for those applying hedge accounting. The hedge accounting requirements in IFRS 9 align hedge accounting more closely with risk management and establish a more principle-based approach to hedge accounting.

The Group intends to adopt this standard from April 1, 2018 and continues to evaluate the potential impact that the adoption of the standard will have on its consolidated financial statements.

IFRS 15 – Revenue from Contracts with Customers: In May 2014, IFRS 15 was issued which established a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers. IFRS 15 will supersede the current revenue recognition guidance including IAS 18 *Revenue* and the related interpretations when it becomes effective.

The core principle of IFRS 15 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Specifically, the standard introduces a 5-step approach to revenue recognition:

- Step I: Identify the contract(s) with a customer.
- Step 2: Identify the performance obligations in the contract.
- Step 3: Determine the transaction price.
- Step 4: Allocate the transaction price to the performance obligations in the contract.
- Step 5: Recognise revenue when (or as) the entity satisfies a performance obligation.

(All amounts in Indian rupees unless otherwise stated)

Under IFRS 15, an entity recognises when (or as) a performance obligation is satisfied, i.e. when 'control' of the goods or services underlying the particular performance obligation is transferred to the customer. Far more prescriptive guidance has been added in IFRS 15 to deal with specific scenarios. Extensive disclosures will be required, including disaggregation of total revenue; information about performance obligation; changes in contract asset and liability account balances between periods and key judgments and estimates.

The standard permits the use of either the retrospective or cumulative effect transition method. In September 2015, the IASB issued an amendment to IFRS 15 deferring the adoption of the standard to periods beginning on or after January 1, 2018.

The Group intends to adopt this standard from April 1, 2018 and continues to evaluate the potential impact that the adoption of the standard will have on its consolidated financial statements.

IFRS 16 Leases: On January 13, 2016, the International Accounting Standards Board issued the final version of IFRS 16, Leases. IFRS 16 will replace the existing leases standard, IAS 17 Leases, and related interpretations. The standard sets out the principles for the recognition, measurement, presentation and disclosure of leases. IFRS 16 introduces a single lessee accounting model and requires a lessee to recognize assets and liabilities for all leases with a term of more than 12 months, unless the underlying asset is of low value. Accounting for transactions where the Company is a lessee is expected to be impacted on application of this standard. The Standard also contains enhanced disclosure requirements for lessees. Lessors continue to classify leases as operating or finance, with IFRS 16's approach to lessor accounting substantially unchanged from its predecessor, IAS 17.

The effective date for adoption of IFRS 16 is annual periods beginning on or after January 1, 2019, though early adoption is permitted for companies applying IFRS 15 Revenue from Contracts with Customers.

The Group intends to adopt this standard from April 1, 2019. Following the publication of the standard, the Group has started to analyze the standard and define its potential impacts.

4. Financial risk management

This note presents the information about the Group's exposure to financial risks, the group's objectives, policies and processes for measuring and managing risk and the Group's management of capital. Further, quantitative disclosures are included throughout these condensed consolidated financial statements.

The Group has exposure to the following risks arising from financial instruments:

- Credit risk;
- Liquidity risk and
- Market risk

Financial Risk management framework

The Board of Directors has overall responsibility for the establishment and oversight of the Group's risk management framework. Financial risk management within the Group is governed by policies and guidelines approved by the management. The Board has established a Risk Management Committee which is responsible for developing and monitoring the Group's risk management policies. Group policies and guidelines cover areas such as cash management, investment of excess funds and raising of debt and are managed by segregated functions within the Group.

The Group's risk management policies and procedures are established to identify and analysis the risks faced by the Group, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group's activities. The Group, through its training and management standards and procedures, aims to maintain a disciplined and constructive control environment in which all employees and stakeholders understand their roles and obligations.

Different types of risks arising from financial instruments as identified by the Group above have been explained below:

4.1 Credit risk

The credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Group's trading assets except equity instruments, investment securities except equity instruments, receivables from clients and exchanges, loans and advance to customers, balances with banks and term deposits and related accrued interest. Credit risk in respect of quoted securities is expected to have a direct correlation with the quoted market prices and risk.

The Group is exposed to the risk that third parties that owe money or securities will not perform their obligations. Such third parties include clients, trading members, exchanges, clearing houses, and other financial intermediaries. These parties may default on their obligations owed to the Group due to insolvency, lack of liquidity, operational failure, government or other regulatory intervention or other reasons. In these circumstances, the Group is exposed to risks arising, for example, from holding securities of third parties; executing securities trades that fail to settle at the required time due to non-delivery by the counterparty trading members, exchanges, clearing houses or other financial intermediaries. Significant failures by third parties to timely perform their obligations owed could materially and adversely affect the Group's financial position, and ability to borrow in the credit markets and ability to operate the business.

For the risk management purposes, the Group considers and consolidates all elements of credit risk exposures such as individual obligator default risk, country and sector risk.

The Group faces significant credit risk in its financing business as there is a risk of default on a loan that may arise from a borrower failing to make required contractual repayments.

Management / mitigation of credit risk

The Group operates in a highly regulated environment which limits its credit risk against exchanges and clearing houses. The Group collects upfront margins in form of funds and/or securities/commodities from clients and trading members against their trading positions. The Group monitors positions, margins, mark to market losses and risks on real time basis through risk management systems and policies specially designed to mitigate the credit risk.

The Company's Board of Directors has delegated responsibility for the oversight of credit risk to the Risk Management Committee ("the Committee"). The Committee is responsible for management of the Group's credit risk, including the following:

(i) *Formulating credit policies* in consultation with business units, covering collateral requirements, credit assessment, risk grading and reporting, documentary and legal procedures, and compliance with regulatory and statutory requirements.

(ii) *Establishing the organizational structure* for the approval of new customers or counter parties. Authorization limits are allocated to business unit credit officers or the Arbitrager as appropriate.

(iii) *Providing advice, guidance and specialist skills* to business units through periodic reviews to promote best practices throughout the Group in the management of credit risk.

(iv) The Committee assesses the credit worthiness of client or counterparties, prior to taking exposure on them. Accordingly, limits are assigned and the monitoring mechanism ensures that exposure to single client does not cross the laid down threshold limits. Collateral securities are also collected from clients to cover the exposure.

(v) Limiting concentrations of exposure to counterparties, geographies and industries (for loans and advances and similar exposures), and by issuer, credit rating band, market liquidity and country (for investment securities and trading assets).

(vi) Reviewing compliance of business units with agreed exposure limits, including those for selected industries, country risk and product types. Regular reports on the credit quality of local portfolios are provided to the management, which may require appropriate corrective action to be taken.

For the Group's financing business, a loan policy has been implemented to identify the broad principles which the Group will follow to accept borrowers and loan proposals, to manage loan portfolio, and recover its dues so as to minimize the inherent risks in the business activity and maximize business revenues with consumer satisfaction. To reduce the credit risk in financing, the Group performs a credit check on the prospective borrower or seek security over some assets of the borrower or a guarantee from a third party.

While considering loan proposals, the Group also manages risk through limiting concentration of exposure to individual borrowers, industry, underlying collateral, etc.

Unsecured Loans to customers are sanctioned based on various factors like financials analysis, credit history, market references, and historical client relation with SMC Group and future business prospects. All these loans are continuously monitored basis the factors considered while sanctioning the loan.

(All amounts in Indian rupees unless otherwise stated)

Further Trade and other receivables (against which collaterals are not available) primarily includes undue receivables from exchanges/ clearing corporations, receivables from vendors on account of third party financials products, deposit with other brokers, security deposits with exchanges / clearing corporations etc. which are recovered in due course. If there are any indicators of impairment on management assessment of these unsecured balances, these are provided for.

The Board of Directors has also constituted Internal Audit Committee, which is responsible evaluation of internal financial controls and risk management systems. The company conducts regular internal audits of various business units to find problems within the Group's processes, quality control, fraud prevention and legal compliance. The internal audit reports are reviewed by internal audit committee and also placed with the Board.

Credit exposure:

The carrying amount of financial assets represents the maximum credit exposure. The maximum exposure to credit risk at the reporting date was:

Particulars	Note	As at	
		March 31, 2016	December 31, 2016
Balances with banks	18	233,971,427	185,633,445
Term deposits	19	2,368,146,925	2,951,186,988
Trading assets			
- Debt securities / Preference shares	20	1,235,513,689	1,262,676,466
- Derivative assets	20	1,589,443,285	1,580,981,472
Trade and other receivables*	22	2,497,546,364	2,781,356,372
Loans and advances to customers	23	2,795,377,938	2,843,622,055
Investment securities			
- Debt securities	24	124,807,352	360,964,081
Accrued Interest	26	54,566,329	62,621,006
Total		**10,899,373,309**	**12,029,041,885**

* Does not include duties and taxes recoverable

a. Balances with banks, term deposits and accrued interest

The Group places its cash and cash equivalents and term deposits with banks with "high investment grade ratings". The Group limits the amount of credit exposure with one bank and conducts ongoing evaluation of the credit worthiness of the banks with which it does business. Given the high credit ratings of these banks, the Group does not expect these banks to fail in meeting their obligations.

b. Trading assets and investment securities

Trading assets include portfolio of shares, derivative assets and debt securities/preference shares. Investment securities comprise portfolio of equity and debt securities/preference shares. The Group is exposed to credit risk in respect of debt securities/preference shares and derivative assets. The trading assets and investment securities are valued at market price prevailing at reporting date which represents the fair value.

The table below sets out the credit quality of debt securities/preference shares. An analysis of the credit quality of the maximum credit exposure, based on ratings done by approved rating agencies where applicable, is as follows:

(All amounts in Indian rupees unless otherwise stated)

Particulars	Note	As at	
		March 31, 2016	December 31, 2016
Government bonds:			
Rated sovereign		42,316	39,995
Corporate bonds:			
Rated AAA		1,345,072,649	1,486,091,122
Rated AA- to AA+		14,494,098	134,174,426
Unrated debt securities/preference shares			
Preference shares		711,978	601,353
Gold bonds			2,733,651
Fair value and carrying amount	**20/24**	**1,360,321,041**	**1,623,640,547**

Derivative assets

The Company uses derivative instruments primarily for availing arbitrage opportunities in equity, currency and commodity markets. The counterparties for settlement of these contracts are exchanges/clearing houses. These derivative assets are valued based on quoted prices in active markets. Amounts as at March 31, 2016 and December 31, 2016 is INR 1,589,443,285 and INR 1,580,981,472 respectively.

c. Loans and advances to customers and trade and other receivables

Loans and advances to customer represents the loans provided to retail and corporate clients and includes loans against securities and commodities, public offering financing loans and housing application loans.

Trade and other receivables primarily include amounts due from clients/trading members against their trading obligations such as securities purchased, daily mark to market settlement on commodity, equities & currency future contracts, sale of commodities etc. which are mainly secured by margin made available by the clients/trading members in form of cash, securities, fixed deposits or bank guarantees. All payments due from exchanges/clearing houses are duly received on clearing/settlement date.

Trade receivable also include receivables for advisory services rendered, which primarily comprises of receivables on account portfolio and wealth management services, mortgage and loan advisory services, real estate broking services and investment banking services.

In trading transactions with clients, the Company extends credit for the purchase of securities, using the securities purchased and / or other securities in the clients' accounts as collateral for such amounts advanced. These are limited by funding rules as prescribed by regulator and are subject to the Company's credit review and daily monitoring procedures.

As per SEBI norms, the Company is entitled to have a lien on client's securities to the extent of the client's indebtedness to the Company and the Company may pledge those securities. This pledge can occur only with the explicit authorization of the client and the Company maintains records of such authorisation. Pledge of such securities is permitted, only if, it is done through Depository system in compliance with Regulation 58 of the SEBI (Depositories and Participants) Regulations, 1996.

Credit quality analysis

The tables below set out information about the credit quality of "Loans and advances to customer" and "Trade and other receivables" and the allowance for impairment/loss held by the Group:

(All amounts in Indian rupees unless otherwise stated)

	Loan and advance to customer	Trade and other receivable ^	Loan and advance to customer	Trade and other receivable ^
	As at March 31, 2016		As at December 31, 2016	
Neither past due nor impaired (Low risk) *	2,725,346,635	684,010,312	2,730,605,728	824,160,844
Past due but not impaired *				
Ageing days				
1-90	28,354,776	1,335,963,067	35,494,450	1,334,734,549
91-180	1,380,979	97,248,591	50,966,608	309,568,445
181-365	-	196,147,265	-	193,329,364
more than 365	-	74,710,715	-	58,817,216
	29,735,755	**1,704,069,638**	**86,461,058**	**1,896,449,574**
Individually impaired				
Sub standard	53,820,885	-	-	-
Doubtful	900,000	-	54,721,885	-
Collectively impaired				
Doubtful	-	278,123,468	-	207,353,760
Provision for impairment				
Individual	6,282,089	-	18,291,676	-
Collective	8,143,249	168,657,054	9,874,940	146,607,806

*The management has recorded collective allowance for impairment against loans and advances to customers in line with provisioning policy amounting INR 8,143,249 and INR 9,874,940 as at March 31, 2016 and December 31, 2016 respectively.

^ Does not inclue duties and taxes recoverable

Concentration of Credit risk :

(a) The Group monitors concentrations of credit risk by segment and by geographic location.

The maximum exposure to credit risk by segment on the assets mentioned above was:

Particulars	As at	
	March 31, 2016	**December 31, 2016**
Trading and distribution	7,138,369,172	8,893,761,875
Advisory	355,190,607	168,127,475
Financing	3,405,813,530	2,967,152,535
Total	**10,899,373,309**	**12,029,041,885**

The maximum exposure to credit risk by geographic region was:

Particulars	As at	
	March 31, 2016	**December 31, 2016**
India	10,020,404,076	10,904,216,056
Dubai	865,286,414	1,112,624,332
USA	13,682,819	12,201,497
Total	**10,899,373,309**	**12,029,041,885**

(All amounts in Indian rupees unless otherwise stated)

(b) To diversify our risk, our loan policy also places concentration limits on the loans that we may offer.

The exposure-ceiling limit for a single borrower or business group is 15% of net owned funds (subject to regulations of RBI in India) of Moneywise Financial Services Private Limited, a subsidiary of the Group. This limit may be exceeded, in exceptional circumstances, by an additional 10% (i.e. upto 25%) with the approval of our loan committee.

The exposure-ceiling limit against a single security/commodity (aggregated across all borrowers) is 15% of net owned funds of Moneywise Financial Services Private Limited, a subsidiary of the Group. This limit may be exceeded, in exceptional circumstances, by an additional 5% (i.e. up to 20%) with the approval of loan committee. This exposure-ceiling limit is not applicable in the case of public issue financing loans provided that the exposure to a single borrower does not exceed 0.5% of net owned funds.

Collateral held and other credit enhancements:

The Group holds collateral and other credit enhancements against certain of its credit exposures. The table below sets out the principal types of collateral held against different types of financial assets.

Collateral held and other credit enhancements:

Particulars	Note	As at				Principal Type of Collateral Held
		March 31, 2016		December 31, 2016		
		Collateral	No collateral	Collateral	No collateral	
Balances with bank	18	-	233,971,427	-	185,633,445	None
Term deposits	19	-	2,368,146,925	-	2,951,186,988	None
Trading assets	20					
- Debt securities / Preference shares		-	1,235,513,689	-	1,262,676,466	None
- Derivatives asset		-	1,589,443,285	-	1,580,981,472	None
Trade and other receivables #	22	1,050,452,466*	1,447,093,898	1,251,390,180*	1,529,966,192	Securities and Advance Margins
Loans and advances to customers	23	2,157,686,140	637,691,798	2,380,130,209	463,491,846	Securities, Commodities and Property
Investment securities						
- Debt securities	24	-	124,807,352	-	360,964,081	None
Accrued Interest	26	-	54,566,329	-	62,621,006	None
Total		**3,208,138,606**	**7,691,234,703**	**3,631,520,389**	**8,397,521,496**	

Does not include duties and taxes recoverable

* The fair value of collateral held against the balance mentioned above as at March 31, 2016 and December 31, 2016 is INR 66,378,751,878 and INR 72,709,171,563, repectively.

Loan to Value (LTV) for loan and advances to customer:

The general creditworthiness of a customer tends to be the most relevant indicator of credit quality of a loan extended to it. However, collateral provides additional security and the Group generally requests borrowers to provide it. The Group may take collateral in the form of a charge over real estate, floating charges over pledge of securities or other assets and other liens and guarantees.

(All amounts in Indian rupees unless otherwise stated)

The tables below stratify credit exposures from secured loans and advances to customers by ranges of loan-to-value (LTV) ratio. LTV is calculated as the ratio of the gross amount of the loan-to the value of the collateral. The gross amounts exclude any impairment allowance. The valuation of the collateral excludes any adjustments for obtaining and selling the collateral.

March 31, 2016

Particulars	Loan Against Property	Loan Against Shares	Application Financing	Housing Application Financing	Loan against receivables	Total
Less than equal to 50 %	204,008,346	380,537,505	-	-	-	584,545,851
51 - 70%	273,898,481	38,426,352	-	-	-	312,324,833
71 - 90%	-	6,218,046	-	-	-	6,218,046
91 - 100%	-	-	1,239,810,414	-	-	1,239,810,414
more than 100%	25,000,000	-	-	-	-	25,000,000
Total	**502,906,827**	**425,181,903**	**1,239,810,414**	-	-	**2,167,899,144**

December 31, 2016

Particulars	Loan Against Property	Loan Against Shares	Application Financing	Housing Application Financing	Loan against receivables	Total
Less than equal to 50 %	766,404,961	751,304,774	-	-	4,887,500	1,522,597,235
51 - 70%	24,848,765	869,643	-	-	-	25,718,408
71 - 90%	-	-	-	-	150,647,894	150,647,894
91 - 100%	37,334,486	-	655,677,268	7,759,381	-	700,771,135
more than 100%	-	-	-	-	-	-
Total	**828,588,212**	**752,174,417**	**655,677,268**	**7,759,381**	**155,535,394**	**2,399,734,672**

Note: The management has created collective allowance amounting to INR 6,388,978 and INR 8,280,436 and individual allowance amounting to INR 3,824,026 and INR 11,324,027 for impairment as on March 31, 2016 and December 31, 2016, respectively.

The ratios presented above for loans against shares and application financing are based on collateral value as of the reporting date and for loan against property and Housing application financing the collateral value are of origination subject to revision in value of collateral, if deemed necessary due to market condition.

Impairment Losses:

The Group establishes allowance for impairment losses that represents its best estimate of incurred losses for receivables from clients/trading members and loans and advances to customers, which are carried at amortized cost. The main components of this allowance are a specific loss component that relates to individually significant exposures, and a collective loss component established for groups of similar assets in respect of losses that have been incurred but not yet identified.

(All amounts in Indian rupees unless otherwise stated)

The movement in the allowance for impairment charge in respect of trade and other receivables during the period is as follows:

Particulars	Note	For the nine months ended	
Collective allowance for impairment		**December 31, 2015**	**December 31, 2016**
Balance at the beginning of the period	22	158,646,226	168,657,055
Allowance made during the period	22	14,905,660	66,128,523
Amounts written off against the allowance	22	(2,700,611)	(88,177,772)
Balance at the end of the period	22	**170,851,275**	**146,607,806**

The movement in the allowance for impairment charge in respect of loans and advances to customers during the period is as follows:

Particulars	Note	For the nine months ended	
Individual allowance for impairment		**December 31, 2015**	**December 31, 2016**
Balance at the beginning of the period	23	5,612,998	6,282,089
Allowance made/(reversed) during the period	23	2,677,052	12,009,587
Amounts written off against the allowance	23	(1,231,303)	-
Balance at the end of the period	23	**7,058,747**	**18,291,676**

Particulars	Note	For the nine months ended	
Collective allowance for impairment		**December 31, 2015**	**December 31, 2016**
Balance at the beginning of the period	23	2,899,395	8,143,249
Allowance made during the period	23	3,109,285	1,731,691
Balance at the end of the period	23	**6,008,680**	**9,874,940**

The movement in the allowance for impairment charge on available for sale investment securities during the period is as follows:

Particulars	Note	For the nine months ended	
		December 31, 2015	**December 31, 2016**
Balance at the beginning of the period	24	49,700,000	49,700,000
Balance at the end of the period	24	**49,700,000**	**49,700,000**

4.2 Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulty in meeting obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group companies require sufficient liquidity to meet their obligations. Individual companies are generally responsible for their own fund management, including the short-term investment of surpluses and the raising of loans to cover deficits from third parties/group companies.

The Group's primary liquidity requirements are to finance the working capital needs, which are typically towards margin maintenance at various exchanges. The principal portion of the working capital requirement is utilized by:

(a) depositing funds with banks to obtain term deposits and guarantees towards margins payable to the exchanges/clearing houses;
(b) payments to stock exchanges/clearing houses towards settlement obligations;
(c) payment towards purchase of various trading assets;
(d) disbursement of loans to customers; and
(e) meeting expenses incurred for operations.

Management of liquidity risk

Working capital requirements fluctuate on a regular basis depending on the business requirements. The Group's approach to managing liquidity is to ensure, as far as possible to have sufficient funds to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the group's reputation.

To fund the working capital requirements, the Group currently relies principally on internal accruals and short term credit facilities from banks and financial institutions against pledge of trading assets except derivative assets, term deposits, receivables from clients and inventories. By maintaining sufficient liquid funds and drawing facilities with banks, the Group comfortably meets the foreseeable liabilities in the present and immediate future, as well as unforeseeable contingencies.

Central treasury receives information from business units regarding the liquidity profile of their financial assets and liabilities and projected cash flows. Central treasury maintains surplus funds in cash and cash equivalents including term deposits with banks and in investment securities for which there is an active and liquid market. These assets can be readily sold to meet liquidity requirements. Hence, the Group believes that the above monetary mechanism adequately addresses the liquidity risk.

The Group has committed approved credit facilities which it can be accessed to meet liquidity needs. As at the period end, the unutilised overdraft facilities with banks amounts to INR 3,500,715,000 and INR 8,194,680,000 as at March 31, 2016 and December 31, 2016 respectively.

(All amounts in Indian rupees unless otherwise stated)

Maturity analysis for financial assets

March 31, 2016

Particulars	Note	Carrying amount	1-90 days	91-180 days	181-365 days	1-2 years	2-5 years	More than 5 years
Cash and cash equivalents	18	238,832,270	238,832,270	-	-	-	-	-
Term deposits*	19	2,368,146,925	359,109,284	379,527,441	889,450,200	483,280,000	253,580,000	3,200,000
Trading assets*	20	3,661,609,694	3,661,609,694	-	-	-	-	-
Trade and other receivables #*	22	2,497,546,364	1,976,139,237	-	-	-	100,957,718	420,449,409
Loans and advances to customers	23	2,795,377,938	2,293,348,563	131,903,431	5,539,028	110,358,740	232,785,775	21,442,401
Investment securities*	24	362,834,452	131,617,974	-	-	230,062,478	-	1,154,000
Accrued Interest	26	54,566,329	53,908,303	658,026	-	-	-	-
Total		**11,978,913,972**	**8,714,565,325**	**512,088,898**	**894,989,228**	**823,701,218**	**587,323,493**	**446,245,810**

Maturity analysis for financial assets

December 31, 2016

Particulars	Note	Carrying amount	1-90 days	91-180 days	181-365 days	1-2 years	2-5 years	More than 5 years
Cash and cash equivalents	18	189,359,334	189,359,334	-	-	-	-	-
Term deposits*	19	2,951,186,988	675,535,901	444,477,979	791,588,108	793,555,000	244,830,000	1,200,000
Trading assets*	20	3,193,488,492	3,193,488,492	-	-	-	-	-
Trade and other receivables #*	22	2,781,356,372	2,182,164,001	-	-	-	38,282,418	560,909,953
Loans and advances to customers	23	2,843,622,055	1,079,229,398	559,425,841	703,112,979	234,216,853	256,446,351	11,190,633
Investment securities*	24	537,957,793	114,428,628	-	-	423,456,015	-	73,150
Accrued Interest	26	62,621,006	55,934,374	4,567,815	2,118,817	-	-	-
Total		**12,559,592,040**	**7,490,140,128**	**1,008,471,635**	**1,496,819,904**	**1,451,227,868**	**539,558,769**	**573,373,736**

*Term deposits and a portion of trading assets, investment securities and receivable from clients are restricted since these are placed under lien with banks/exchanges for credit facility/margin purposes

Does not include duties and taxes recoverable

(All amounts in Indian rupees unless otherwise stated)

Maturity analysis for financial liabilities
March 31, 2016

March 31, 2016

Particulars	Note	Carrying amount	Gross nominal outflow*	0-90 days	91-180 days	181-365 days	1-2 years	2-5 years	More than 5 years
Trading liabilities	20	272,285,111	(272,285,111)	(272,285,111)	-	-	-	-	-
Loans and borrowings	27	1,819,723,296	(1,822,259,396)	(1,806,346,473)	(1,756,194)	(3,512,388)	(4,875,911)	(5,768,430)	-
Trade and other payables	28	5,351,148,108	(5,351,148,108)	(4,830,482,808)	(165,524,300)	(328,366,000)	(24,275,000)	(2,500,000)	-
Statutory dues	29	53,664,955	(53,664,955)	(53,664,955)	-	-	-	-	-
Total		**7,496,821,470**	**(7,499,357,570)**	**(6,962,779,347)**	**(167,280,494)**	**(331,878,388)**	**(29,150,911)**	**(8,268,430)**	**-**

Note: * Represents undiscounted cash flows of interest and principal

Maturity analysis for Financial liabilities
December 31, 2016

Particulars	Note	Carrying amount	Gross nominal outflow*	0-90 days	91-180 days	181-365 days	1-2 years	2-5 years	More than 5 years
Trading liabilities	20	228,966,960	(228,966,960)	(228,966,960)	-	-	-	-	-
Loans and borrowings	27	3,119,850,767	(3,122,190,256)	(3,106,152,535)	(1,806,510)	(3,506,150)	(5,416,095)	(5,308,966)	-
Trade and other payables	28	4,504,261,900	(4,504,261,900)	(3,717,896,015)	(255,630,000)	(487,325,885)	(26,010,000)	(17,400,000)	-
Statutory dues	29	49,744,196	(49,744,196)	(49,744,196)	-	-	-	-	-
Total		**7,902,823,823**	**(7,905,163,312)**	**(7,102,759,706)**	**(257,436,510)**	**(490,832,035)**	**(31,426,095)**	**(22,708,966)**	**-**

Note: * Represents undiscounted cash flows of interest and principal

(All amounts in Indian rupees unless otherwise stated)

4.3 Market risk

The Group participates in trading and investing in various assets classes such as equity, debt securities, commodities, foreign currency and derivatives. These assets classes experience volatility due to economic growth levels, inflation, prices, interest rates, foreign exchange rates and other macro-economic factors. Any changes in market prices of these asset classes will affect the Group's income or the value of its holdings of financial instruments.

The Group segregates its exposure to market risks between price risk, interest rate risk and currency risk.

Market risk exposure:

The table below sets out the allocation of assets and liabilities subject to market risk between trading and non-trading portfolios.

March 31, 2016

Particulars	Note	Carrying amount	Trading Portfolio	Non-Trading Portfolio
Assets subject to market risk				
Cash and cash equivalents	18	238,832,270	-	238,832,270
Term deposits	19	2,368,146,925	-	2,368,146,925
Trading assets	20	3,661,609,694	3,661,609,694	-
Inventories	21	124,962,799	124,962,799	-
Trade and other receivables	22			
- Receivable from exchange		17,701,054	17,701,054	-
- Receivable from clients/vendor		1,894,952,324	1,654,500,945	240,451,379
Loans and advances to customers	23	2,795,377,938	-	2,795,377,938
Investment securities	24	362,834,452	-	362,834,452
Liabilities subject to market risk				
Trading liabilities	20	272,285,111	272,285,111	-
Loans and borrowings	27	1,819,723,296	-	1,819,723,296
Trade and other payables	28			
- Payable to exchange		12,841,162	12,841,162	-
- Payable to clients/vendor		3,221,091,468	3,137,380,973	83,710,495
- Advance/Margin received from clients		1,930,032,399	1,930,032,399	-

(All amounts in Indian rupees unless otherwise stated)

December 31, 2016

Particulars	Note	Carrying amount	Trading Portfolio	Non-Trading Portfolio
Assets subject to market risk				
Cash and cash equivalents	18	189,359,334	-	189,359,334
Term deposits	19	2,951,186,988	-	2,951,186,988
Trading assets	20	3,193,488,492	3,193,488,492	-
Inventories	21	15,969,800	15,969,800	-
Trade and other receivables	22			
- Receivable from exchange		128,125,565	128,125,565	-
- Receivable from clients/vendor		1,957,195,528	1,804,168,293	153,027,235
Loans and advances to customers	23	2,843,622,055	-	2,843,622,055
Investment securities	24	537,957,793	-	537,957,793
Liabilities subject to market risk				
Trading liabilities	20	228,966,960	228,966,960	-
Loans and borrowings	27	3,119,850,767	-	3,119,850,767
Trade and other payables	28			
- Payable to exchange		20,702,988	20,702,988	-
- Payable to clients/vendor		1,583,733,138	1,577,845,004	5,888,134
- Advance/Margin received from clients		2,550,119,572	2,549,309,572	810,000

Further, in order to hedge the outstanding equity and commodity positions and for trading purposes, the Group has following outstanding future derivatives on which Group is exposed to market risk.

	As at	
Particulars	**March 31, 2016**	**December 31, 2016**
	Fair value*	
Derivative futures bought and outstanding	18,441,382,029	14,671,658,028
Derivative futures sold and outstanding	21,693,545,137	18,624,608,554

* Fair value represents outstanding quantity multiplied by closing market rate of the corresponding underlying security or index as at March 31, 2016 and December 31, 2016 respectively. The mark to market on these futures are daily settled and hence there are no balances carried in the Statement of Financial position.

Management of market risks:

The objective of market risk management is to manage and minimize market risk exposures within acceptable parameters, while optimizing the return on risk. The Group's exposure to market risk is determined by a number of factors, including size, composition and diversification of positions held and market volatility.

(a) ***Price risk***

Trading and investment portfolios include proprietary positions taken in equities, fixed income securities, commodities, foreign currency and their derivatives mainly for availing arbitrage opportunities. All financial assets and liabilities are accounted on fair value basis. Management actively monitors its market risk by reviewing the effectiveness of arbitrage and setting outstanding position limits. The Group manages market risk with central oversight, analysis and formation of risk policy, specific maximum risk levels to which the individual trader must adhere to and real time continuous monitoring by the senior management.

In respect of the proprietary positions, the Group is exposed to volatility in the price of the underlying securities.

(All amounts in Indian rupees unless otherwise stated)

Exposure

The table below sets out the assets and liabilities subject to price risk.

Exposure

As at March 31, 2016		
Assets subject to price risk	**Note**	**Carrying Amount**
Trading assets (excluding debt securities)	20	2,426,096,005
Inventory	21	124,962,799
Investment securities (excluding debt securities)	24	238,027,100
Total		**2,789,085,904**
Liability subject to price risk	**Note**	**Carrying Amount**
Trading liabilities	20	272,285,111

As at December 31, 2016		
Assets subject to price risk	**Note**	**Carrying Amount**
Trading assets (excluding debt securities)	20	1,930,812,026
Inventory	21	15,969,800
Investment securities (excluding debt securities)	24	176,993,712
Total		**2,123,775,538**
Liability subject to price risk	**Note**	**Carrying Amount**
Trading liabilities	20	228,966,960

Trading assets, trading liabilities, derivatives and inventories (excluding debt securities)

The Group engages in proprietary transactions into equities, commodities and derivatives (equities, commodities and currencies). These transactions are primarily undertaken using various arbitrage models to capitalize pricing inefficiencies in the markets. Any change in the market prices of their underlying would result in changes in the fair value of these trading assets, trading liabilities and inventory and also result in profit/loss on futures positions. An increase of underlying prices by 5% for the exposures at March 31, 2016 and December 31, 2016, with all other variables held constant, would decrease/(increase) the profit before tax by INR 12,872,444 and INR (21,776,123) for the year ended March 31, 2016 and nine months ended December 31, 2016, respectively and similarly a decrease in underlying prices by 5% will decrease/(increase) profit before tax by INR (7,418,919) and INR (29,567,594) for the year ended March 31, 2016 and for the nine months ended December 31, 2016, respectively. In case of options, the Group uses Black Scholes pricing model to estimate the potential impact on profit or loss arising from movement in the prices of underlying.

Investment securities (excluding debt securities)

A change in the fair value of assets subject to price risk by 5% for the exposures at March 31, 2016 and December 31, 2016, with all other variables held constant, will increase or decrease profit before tax by INR 11,901, 355 and INR 8,849,686 for the year ended March 31, 2016 and nine months ended December 31, 2016, respectively.

Debt securities

Any change in the interest rate would have impact on the fair value of the debt securities in which the company has position. An increase in interest rate by 1% for the exposures at March 31, 2016 and December 31, 2016, with all other variables held constant, will decrease profit before tax by

(All amounts in Indian rupees unless otherwise stated)

INR 112,177,795 and INR 89,507,398 for the year ended March 31, 2016 and nine months ended December 31, 2016, respectively. A decrease in interest rate by 1% for the exposures at March 31, 2016 and December 31, 2016, with all other variables held constant, will increase profit before tax by INR 126,939,756 and INR 100,186,107 for the year ended March 31, 2016 and nine months ended December 31, 2016, respectively.

(b) ***Interest rate risk***

Interest rate risk arises from movements in interest rates which could have effects on the Group's net income or financial position. Changes in interest rates may cause variations in interest income and expenses resulting from interest-bearing assets and liabilities. Interest rate risk is the risk that the fair value or the future cash flows of a financial instrument will fluctuate because of changes in market interest rates.

The Group's exposure to interest rate risk relates to the loans taken from banks, investment in term deposits placed with banks, investment in debt securities and investments of its excess funds in liquid instruments. A majority of the financing of the Group has come from overdraft facility with banks. The business of the Group is exposed to fluctuation in interest rate for the following activities:

(i) Term deposits placed with banks are generally for short term on fixed interest rates;
(ii) Facilities availed from banks and other financial institutions generally include short term working capital loans on floating interest rates;
(iii) Interest paid by Group on clients' funds earmarked as fixed margin are generally for short term on fixed interest rates;
(iv) Loans and advances on fixed rate basis expose the Group to interest rate risk.

Management of Interest Rate Risk

Interest rate risk is managed principally through monitoring interest rate gaps and by having pre-approved limits for re-pricing bands. However the Group does not use derivative financial instruments to hedge its interest rate risk.

The Group's investments in majority of term deposits with banks are for both short and long duration, and therefore do not expose the group to significant interest rate risk. Further significant portion of exposure on term deposits with banks is offset with clients' funds earmarked as margins on fixed rate basis. The interest rates on the overdraft facility availed are marginally higher than the interest rates on term deposits with the banks and generally linked to the term deposit rates with the bank. Accordingly, there is limited interest rate risk exposure on the company.

Interest from the customers on loans given is fixed rate of interest. In order to manage interest rate risk exposure, our loan portfolio can be classified between on demand loans and term loans. However, the interest rate risk exposure on short term loans is insignificant. We are exposed to fair value interest rate risk on fixed rate loans.

The Group's exposure to the risk of changes in market interest rates relates primarily to the Group's short-term and long-term debt obligations with floating / fixed interest rates, which are included in loans and borrowings in the condensed consolidated financial statements. The loans and borrowings as of March 31, 2016 and December 31, 2016 represent loans and borrowing taken both fixed and floating interest rate.

(All amounts in Indian rupees unless otherwise stated)

Cash flow sensitivity analysis for variable rate instruments

An increase in interest rate by 1% on outstanding balance as at March 31, 2016 and December 31, 2016, with all other variables held constant, will decrease profit before tax by INR 14,401,642 and INR 19,947,254 for the year ended March 31, 2016 and nine months ended December 31, 2016, respectively. A decrease in interest rate by 1% on outstanding balance as at March 31, 2016 and December 31, 2016 will have an equal but opposite impact on profit before tax for the period then ended. This analysis assumes that all other variables such as foreign currency exchange rate, regulatory requirements etc, remains constant.

Fair value sensitivity analysis for fixed rate instruments

Based on the outstanding balances as at March 31, 2016 and December 31, 2016, an increase in annual interest rate by 1%, with all other variables held constant, would have decreased profit before tax by INR 27,930,075 and INR 32,484,512 for the year ended March 31, 2016 and nine months ended December 31, 2016, respectively. A decrease in interest rate by 1% outstanding balance as at March 31, 2016 and December 31, 2016 will have had an equal but opposite impact on profit before tax for the periods then ended. This analysis assumes that all other variables such as foreign currency exchange rate, regulatory requirements etc, remain constant.

A summary of the group's interest rate gap position on non-trading portfolios is as follows:

March 31, 2016

Particulars	Note	Carrying amount	Less than 1 year	1-2 years	2-5 years	More than 5 years
Term deposits	19	2,368,146,925	1,628,086,925	483,280,000	253,580,000	3,200,000
Loans and advances to customers	23	2,795,377,938	2,430,791,022	110,358,740	232,785,775	21,442,401
Accrued Interest	26	54,566,329	54,566,329	-	-	-
Total		**5,218,091,192**	**4,113,444,276**	**593,638,740**	**486,365,775**	**24,642,401**
Loans and borrowings	27	1,819,723,296	1,810,351,053	4,138,661	5,233,582	-
Total		**1,819,723,296**	**1,810,351,053**	**4,138,661**	**5,233,582**	**-**

December 31, 2016

Particulars	Note	Carrying amount	Less than 1 year	1-2 years	2-5 years	More than 5 years
Term deposits	19	2,951,186,988	1,911,601,988	793,555,000	244,830,000	1,200,000
Loans and advances to customers	23	2,843,622,055	2,341,768,218	234,216,853	256,446,351	11,190,633
Accrued Interest	26	62,621,006	62,621,006	-	-	-
Total		**5,857,430,049**	**4,315,991,212**	**1,027,771,853**	**501,276,351**	**12,390,633**
Loans and borrowings	27	3,119,850,767	3,110,200,228	4,687,411	4,963,128	-
Total		**3,119,850,767**	**3,110,200,228**	**4,687,411**	**4,963,128**	-

(c) ***Currency risk***

The Group is not significantly exposed to currency risk as there is no mismatch between the currencies in which sales of services, purchase of goods/services and borrowings are dominated and the respective functional currencies of Group companies. Further, the functional currencies of the Group companies are primarily the Indian Rupee and U.S. dollars and do not expose the group to significant currency risk. The Group considers the valuation changes in foreign currency derivatives it trades in as part of investment/price risk as those derivatives are exchange traded, managed and monitored based on exchange price and are settled in near term in Indian Rupees.

(All amounts in Indian rupees unless otherwise stated)

5. Fair Values

A number of the Group's accounting policies and disclosures require the measurement of fair values, for both financial and non-financial assets and liabilities.

The Group has an established control framework with respect to the measurement of fair values. The Group Chief Financial Officer has overall responsibility for overseeing all fair value measurements, including level 3 fair values. The audit committee regularly reviews significant unobservable inputs and valuation adjustments.

The value of Group assets and liabilities at carrying and fair value is given below:

Particulars	**Note**	**As at**			
		March 31, 2016		**December 31,2016**	
		Carrying Amt	**Fair Value**	**Carrying Amt**	**Fair Value**
Asset carried at fair value					
Trading assets	20	3,661,609,694	3,661,609,694	3,193,488,492	3,193,488,492
Inventories	21	124,962,799	124,962,799	15,969,800	15,969,800
Investment securities	24	362,834,452	362,834,452	537,957,793	537,957,793
		4,149,406,945	**4,149,406,945**	**3,747,416,085**	**3,747,416,085**
Assets carried at amortised cost					
Term deposits	19	2,368,146,925	2,376,817,261	2,951,186,988	2,980,029,766
Trade and other receivables	22	2,516,534,027	2,516,534,027	2,786,296,675	2,786,296,675
Loans and advances to customers	23	2,795,377,938	2,837,897,993	2,843,622,055	2,906,071,377
Accured Interest	26	54,566,329	54,566,329	62,621,006	62,621,006
Investment property	26	10,686,191	10,686,191	10,686,191	10,686,191
		7,745,311,410	**7,796,501,801**	**8,654,412,915**	**8,745,705,015**
Financial liabilities carried at fair value					
Trading liabilities	20	272,285,111	272,285,111	228,966,960	228,966,960
Financial liabilities carried at amortised cost					
Loans and borrowings	27	1,819,723,296	1,819,749,298	3,119,850,767	3,119,858,495
Trade and other payables	28	5,351,148,108	5,351,477,292	4,504,261,900	4,503,581,260
Other liabilities	29	103,299,191	103,299,191	111,341,077	111,341,077
		7,274,170,595	**7,274,525,781**	**7,735,453,744**	**7,734,780,832**

For all other liabilities, the book value is a reasonable estimate of the fair value.

Significant valuation issues if any, are reported to the Group's Audit committee.
When measuring the fair value of an asset or a liability, the Group uses market data as far as possible. Fair values are categorized into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows:

- Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities. This category includes active exchange traded equity securities, debt securities, derivatives and mutual funds.
- Level 2: Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices). This category includes debt securities and preference shares.
- Level 3: Inputs for the assets or liability that are not based on observable market data (unobservable Inputs).

If the inputs used to measure the fair value of an asset or a liability might be categorized in different levels of the fair value hierarchy, then the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

When applicable, further information about the assumptions made in determining fair values is disclosed in the notes specific to that asset or liability.

SMC GLOBAL SECURITIES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)
(All amounts in Indian rupees unless otherwise stated)

Fair Value Hierarchy

March 31, 2016	Note	Carrying amount						Fair Value			
		Held-for-trading	Loans and receivables	Available-for-sale	Other non-financial assets	Other financial liabilities	Total	Level 1	Level 2	Level 3	Total
Assets measured at fair value											
Trading assets	20	3,661,609,694	-	-	-	-	3,661,609,694	3,661,609,694	-	-	3,661,609,694
Inventories	21	-	-	-	124,962,799	-	124,962,799	124,962,799	-	-	124,962,799
Investment securities	24	361,680,452	-	1,154,000	-	-	362,834,452	236,873,100	124,807,352	1,154,000	362,834,452
		4,023,290,146	-	**1,154,000**	**124,962,799**	-	**4,149,406,945**				
Assets not measured at fair value											
Cash and cash equivalents	18	-	238,832,270	-	-	-	238,832,270	-	-	-	-
Term deposits	19	-	2,368,146,925	-	-	-	2,368,146,925	-	2,376,817,261	-	2,376,817,261
Trade and other receivables	22	-	2,516,534,027	-	-	-	2,516,534,027	-	-	-	-
Loans and advances to customers	23	-	2,795,377,938	-	-	-	2,795,377,938	-	-	2,837,897,993	2,837,897,993
Accured Interest	26	-	54,566,329	-	-	-	54,566,329	-	-	-	-
Investment property	26	-	-	-	10,686,191	-	10,686,191	-	-	-	-
		-	**7,973,457,489**	-	**10,686,191**	-	**7,984,143,680**				
Financial liabilities measured at fair value											
Trading liabilities	20	272,285,111	-	-		-	272,285,111	272,285,111	-	-	272,285,111
		272,285,111	-	-		-	**272,285,111**				
Financial liabilities not measured at fair value											
Loans and borrowings	27										
- Secured overdraft		-	-	-	-	1,440,164,248	1,440,164,248	-	-	-	-
- Secured vehicle loan		-	-	-	-	15,133,016	15,133,016	-	15,159,018	-	15,159,018
- Unsecured loan		-	-	-	-	364,426,032	364,426,032	-	-	-	-
Trade and other payables	28	-	-	-	-	5,351,148,108	5,351,148,108	-	991,109,342^	-	991,109,342
Other liabilities	29					103,299,191	103,299,191	-	-	-	-
		-	-	-	-	**7,274,170,595**	**7,274,170,595**				

^ This amount denotes the fair value of Advance margin received from clients in the form of fixed deposits. The amount of book balances as at March 31, 2016 is INR 990,780,158. For all other liabilities, the book value is a reasonable estimate of the fair value.

SMC GLOBAL SECURITIES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)
(All amounts in Indian rupees unless otherwise stated)

Fair Value Hierarchy

		Carrying amount						Fair Value			
December 31, 2016	**Note**	**Held-for-trading**	**Loans and receivables**	**Available-for-sale**	**Other non-financial assets**	**Other financial liabilities**	**Total**	**Level 1**	**Level 2**	**Level 3**	**Total**
Assets measured at fair value											
Trading assets	20	3,193,488,492	-	-	-	-	3,193,488,492	3,193,488,492	-	-	3,193,488,492
Inventories	21	-	-	-	15,969,800	-	15,969,800	15,969,800	-	-	15,969,800
Investment securities	24	537,884,643	-	73,150	-	-	537,957,793	176,920,562	360,964,081	73,150	537,957,793
		3,731,373,135	-	**73,150**	**15,969,800**	-	**3,747,416,085**				
Assets not measured at fair value											
Cash and cash equivalents	18	-	189,359,334	-	-	-	189,359,334	-	-	-	-
Term deposits	19	-	2,951,186,988	-	-	-	2,951,186,988	-	2,980,029,766	-	2,980,029,766
Trade and other receivables	22	-	2,786,296,675	-	-	-	2,786,296,675	-	-	-	-
Loans and advances to customers	23	-	2,843,622,055	-	-	-	2,843,622,055	-	-	2,906,071,377	2,906,071,377
Accured Interest	26	-	62,621,006	-	-	-	62,621,006	-	-	-	-
Investment property	26	-	-	-	10,686,191	-	10,686,191	-	-	-	-
		-	**8,833,086,058**	-	**10,686,191**	-	**8,843,772,249**				
Financial liabilities measured at fair value											
Trading liabilities	20	228,966,960	-	-		-	228,966,960	228,966,960	-	-	228,966,960
		228,966,960	-	-		-	**228,966,960**				
Financial liabilities not measured at fair value											
Loans and borrowings	27										
- Secured overdraft		-	-	-	-	2,659,633,867	2,659,633,867	-	-	-	-
- Secured vehicle loan		-	-	-	-	15,928,312	15,928,312	-	15,936,040	-	15,936,040
- Unsecured loan		-	-	-	-	444,288,588	444,288,588	-	-	-	-
Trade and other payables	28	-	-	-	-	4,504,261,900	4,504,261,900	-	1,161,222,245^	-	1,161,222,245
Other liabilities	29	-	-	-	-	111,341,077	111,341,077	-	-	-	-
		-	-	-	-	**7,735,453,744**	**7,735,453,744**				

^ This amount denotes the fair value of Advance margin received from clients in the form of fixed deposits. The amount of book balances as at December 31, 2016 is INR 1,161,902,885. For all other liabilities, the book value is a reasonable estimate of the fair value

(All amounts in Indian rupees unless otherwise stated)

Level 2

This category comprises debts securities, term deposits, vehicle loans and advance margin received from clients in the form of fixed deposit classified under Trade and other payable. The valuation is based on similar contracts that are traded in an active market or the quotes obtained by the management for similar transactions.

Level 3

Valuation technique and reconciliation of level 3 fair value:

Loans and advances to customers

For loans and advances to customers fair value is estimated using valuation models, such as discounted cash flow techniques. Input into the valuation techniques includes expected lifetime credit losses, interest rates, prepayment rates and secondary market transactions.

The fair value has been computed by discounted cash flow technique at incremental rate of borrowings of 9.4%.

Available for sale - Investment Securities

Particulars	Amount
Balance as at April 1, 2015#	2,554,000
Balance as at December 31, 2015 #	2,554,000
Balance as at April 1, 2016 #	1,154,000
Purchase of unquoted equity shares	241,000
Sale of unquoted equity shares	(1,321,850)
Balance as at December 31, 2016 #	73,150

Available for sale unquoted equity securities are investments made in unlisted equity securities of issuers in which the Company's management believes there may be long term valuation increases based on the operations or nature of the business of the issuer. The Company intends to sell these investments either to any potential new or existing investors of the issuer, or by participating in the initial public offerings of such issuer. The allowance for impairment losses against these unquoted investment securities as of March 31, 2016 and December 31, 2016 were recorded in its historical statement of profit and loss prior to April 1, 2013.

(All amounts in Indian rupees unless otherwise stated)

6. Fee and commission income	For the nine months ended, December 31, 2015	December 31, 2016
Brokerage	1,104,374,906	1,322,560,939
Distribution of financial products	378,452,550	460,088,790
Management and advisory services	104,882,690	20,320,644
Depository services	51,869,281	44,137,516
Total fee and commission income	**1,639,579,427**	**1,847,107,889**

7. Net trading income	For the nine months ended, December 31, 2015	December 31, 2016
Income from trading	871,817,649	1,220,311,116
Dividend earned on trading assets	4,652,285	5,009,327
Net trading income	**876,469,934**	**1,225,320,443**

8. Net income from other financial instruments at fair value through profit or loss	For the nine months ended, December 31, 2015	December 31, 2016
Investment securities (realised and unrealised)	(771,742)	37,581,785
Dividend earned on investment securities	2,989,536	2,380,493
Net income from other financial instruments at fair value through profit or loss	**2,217,794**	**39,962,278**

9. Net interest income	For the nine months ended, December 31, 2015	December 31, 2016
Interest income		
Interest income on loans and advances to customers	151,122,027	267,776,846
Interest income on term deposits	155,790,604	154,155,808
Other	2,871,242	14,793,077
Total interest income	**309,783,873**	**436,725,731**
Interest expense		
Interest on loans and borrowings	25,816,576	83,903,837
Interest expense on margin deposits from client	77,630,667	91,546,104
Other finance charges	22,573,984	25,640,201
Total interest expense	**126,021,227**	**201,090,142**
Net interest income	**183,762,646**	**235,635,589**

10. Other operating income	For the nine months ended, December 31, 2015	December 31, 2016
Delayed payment charges	126,652,349	145,408,322
Other	795,766	3,404,177
Total other operating income	**127,448,115**	**148,812,499**

(All amounts in Indian rupees unless otherwise stated)

	For the nine months ended,	
11. Other income	**December 31, 2015**	**December 31, 2016**
Interest on income taxrefund	1,705,374	7,612,717
Foreign exchange gain	6,959,922	2,543,858
Profit on sale of property and equipment	-	362,332
Miscellaneous income	34,611,018	14,816,258
Total other income	**43,276,314**	**25,335,165**

	For the nine months ended,	
12. Service cost	**December 31, 2015**	**December 31, 2016**
Brokerage to sub brokers	358,625,695	445,859,513
Commission to sub broker for distribution of financial products	225,789,241	290,605,397
Transaction charges	229,764,961	267,229,640
Securities and commodities transaction tax	207,092,106	301,807,544
Stamp duty	19,602,076	36,340,626
Communication charges	14,286,251	16,839,686
Other charges	58,650,095	43,196,607
Total service cost	**1,113,810,425**	**1,401,879,013**

	For the nine months ended,	
13. Personnel expenses	**December 31, 2015**	**December 31, 2016**
Wages and salaries	765,039,396	890,969,385
Contributions to defined contribution plans	28,689,086	32,989,494
Expenses related to defined benefit plan	15,506,711	20,244,317
Employee welfare expenses	21,469,047	27,271,526
Share based compensation expense	-	5,908,654
Total personnel expenses	**830,704,240**	**977,383,376**

(All amounts in Indian rupees unless otherwise stated)

14. Other expenses	For the nine months ended, December 31, 2015	For the nine months ended, December 31, 2016
Business promotion	138,389,363	151,853,293
Advertisement	50,979,923	109,918,541
Rent	97,862,290	118,734,582
Electricity and water charges	45,218,769	46,168,692
Repair and maintenance	45,336,015	54,859,141
Communication	26,975,777	29,279,213
Conveyance and traveling	27,474,394	25,849,531
Legal and professional	24,996,321	27,646,575
Printing and stationery	12,355,435	14,327,404
Loss on sale of fixed assets	376,363	-
Rates and taxes	4,407,129	1,889,300
Miscellaneous expenses	26,628,412	29,189,233
Total other expenses	**501,000,191**	**609,715,505**

15. Depreciation and amortization	For the nine months ended, December 31, 2015	For the nine months ended, December 31, 2016
Depreciation	38,672,137	40,562,338
Amortization	367,178	2,896,890
Total	**39,039,315**	**43,459,228**

16. Income taxes

A. Amounts recognised in the statement of profit or loss

	For the nine months ended, December 31, 2015	For the nine months ended, December 31, 2016
Current tax expense		
For the period	131,892,291	88,151,940
Change in estimates relating to prior years	(2,148,828)	1,865,194
	129,743,463	**90,017,134**
Deferred tax charge/(benefit)		
Origination and reversal of temporary differences	(7,339,654)	49,828,803
Minimum alternate tax	(26,753,783)	(4,228,801)
Reversal of previously recognised tax losses	43,102,811	13,458,700
Addition on account of tax losses	(27,294,039)	(40,694,914)
	(18,284,665)	**18,363,788**
Total income tax expense	**111,458,798**	**108,380,922**

(All amounts in Indian rupees unless otherwise stated)

B. Amount recognized in Other Comprehensive Income

	For the nine months ended,					
	December 31, 2015			December 31, 2016		
	Before tax	Tax (expense) benefit	Net of tax	Before tax	Tax (expense) benefit	Net of tax
Foreign currency translation differences on foreign operations	(944,921)	-	(944,921)	2,673,542	-	2,673,542
Total	**(944,921)**	**-**	**(944,921)**	**2,673,542**	**-**	**2,673,542**

(All amounts in Indian rupees unless otherwise stated)

17. Earnings per share	**December 31, 2015**	**December 31, 2016**
Profit attributable to ordinary shareholders	254,905,666	295,301,511
Weighted average number of ordinary shares outstanding used in computing basic earning per share	113,134,450	113,134,450
Weighted average number of ordinary shares outstanding used in computing dilutive earning per share	113,134,450	113,134,450
Earning per share		
Basic	2.25	2.61
Diluted	2.25	2.61

(All amounts in Indian rupees unless otherwise stated)

	As at	
	March 31, 2016	**December 31, 2016**
18. Cash and cash equivalents		
Cash balances	4,860,843	3,725,889
Balances with banks	233,971,427	185,633,445
Total	**238,832,270**	**189,359,334**

	As at	
19. Term deposits	**March 31, 2016**	**December 31, 2016**
Bank deposits placed under lien with banks for margin deposited and against overdraft facilities*	2,298,025,000	2,788,175,000
Bank deposits placed for margin deposited with clearing corporations and stock exchanges *	49,499,740	138,610,596
Other term deposits	19,422,185	23,201,392
Deposit placed with insurance regulator*	1,200,000	1,200,000
Total	**2,368,146,925**	**2,951,186,988**

* Restricted term deposits

(All amounts in Indian rupees unless otherwise stated)

20. Trading assets and trading liabilities

a. Trading assets

	As at March 31, 2016			As at December 31, 2016		
	Pledged trading assets	Non-pledged trading assets	Total trading assets	Pledged trading assets	Non-pledged trading assets	Total trading assets
Debt securities / preference shares	249,426,600	986,087,089	1,235,513,689	1,189,708,243	72,968,223	1,262,676,466
Equity securities	773,079,301	63,573,419	836,652,720	132,827,374	217,003,180	349,830,554
Derivative assets	-	1,589,443,285	1,589,443,285	-	1,580,981,472	1,580,981,472
Trading assets	**1,022,505,901**	**2,639,103,793**	**3,661,609,694**	**1,322,535,617**	**1,870,952,875**	**3,193,488,492**

Details of pledged assets

The pledged trading assets presented in the table above are those financial assets that may be repledged or resold by counterparties. The fair value of financial assets that have been pledged as collateral, included in the amounts reflected above, were as follows:

	As at March 31, 2016	As at December 31, 2016
Overdraft	1,022,505,901	1,322,535,617
	1,022,505,901	**1,322,535,617**

b. Trading liabilities

Derivative liabilities	272,285,111	228,966,960
Total trading liabilities	**272,285,111**	**228,966,960**

(All amounts in Indian rupees unless otherwise stated)

	As at	
	March 31, 2016	December 31, 2016
21. Inventories		
Commodities	124,962,799	15,969,800
Total	**124,962,799**	**15,969,800**

	As at	
22. Trade and other receivables	March 31, 2016	December 31, 2016
Receivable from exchange	17,701,054	128,125,565
Receivable from clients/vendor (net of provision for impairment)	1,894,952,324	1,957,195,528
Unbilled revenue	137,887,803	97,710,753
Security deposits	420,449,409	560,909,953
Duties and taxes recoverable	18,987,663	4,940,303
Other receivables	26,555,774	37,414,573
Total	**2,516,534,027**	**2,786,296,675**

Receivables from clients and vendors are subject to a higher credit risk as compared to all other "Trade and other receivables". These are collectively assessed for impairment as present below:

	For the nine months ended	
Collective allowances for impairment	December 31, 2015	December 31, 2016
Balance at the beginning of the period	158,646,226	168,657,055
Allowance made during the period	14,905,660	66,128,523
Amount written off against the allowance	(2,700,611)	(88,177,772)
Balance at the end of the period	**170,851,275**	**146,607,806**

All other "Trade and other receivables" were assessed as not to be impaired by the Company.

A portion of receivable from clients have been pledged as collateral against the secured overdraft facilities taken by the Group from banks and financial institutions. The amount of receivable from clients pledged against such facilities is INR 299,991,060 and INR 774,049,867 as at March 31, 2016 and December 31, 2016 respectively.

(All amounts in Indian rupees unless otherwise stated)

23. Loans and advances to customers	As at March 31, 2016	As at December 31, 2016
Loans and advances to customers at amortised cost	2,809,803,276	2,871,788,671
Less: Provision for impaiment	(14,425,338)	(28,166,616)
Total	**2,795,377,938**	**2,843,622,055**

A. Loans and advances to customers	As at March 31, 2016			As at December 31, 2016		
	Gross amount	Provision for impairment	Carrying amount	Gross amount	Provision for impairment	Carrying amount
Secured loan*	2,167,899,144	(10,213,004)	2,157,686,140	2,399,734,672	(19,604,463)	2,380,130,209
Unsecured loan	641,904,132	(4,212,334)	637,691,798	472,053,999	(8,562,153)	463,491,846
Total	**2,809,803,276**	**(14,425,338)**	**2,795,377,938**	**2,871,788,671**	**(28,166,616)**	**2,843,622,055**

*secured against securities, commodities, receivables and property

B. Allowance for impairment	For the nine months ended, December 31, 2015	For the nine months ended, December 31, 2016
Individual allowance for impairment		
Balance at the beginning of the period	5,612,998	6,282,089
Allowance made during the period	2,677,052	12,009,587
Amount written off againt the allowance	(1,231,303)	-
Balance at the end of the period	**7,058,747**	**18,291,676**
Collective allowance for impairment		
Balance at the beginning of the period	2,899,395	8,143,249
Allowance made during the period	3,109,285	1,731,691
Balance at the end of the period	**6,008,680**	**9,874,940**

(All amounts in Indian rupees unless otherwise stated)

24. Investment securities	As at March 31, 2016	As at December 31, 2016
Available-for-sale (net of provision for impairment)	1,154,000	73,150
At fair value through profit or loss	361,680,452	537,884,643
Total	**362,834,452**	**537,957,793**

The fair value of Investment security that have been pledged as collateral, included in the amount reflected above, were as follows:

	As at March 31, 2016	As at December 31, 2016
Overdraft	119,763,471	257,019,708
	119,763,471	**257,019,708**

A. Available-for-sale investment securities*	As at March 31, 2016	As at December 31, 2016
Unquoted equity securities	50,854,000	49,773,150
Less: Provision for impairment	(49,700,000)	(49,700,000)
Unquoted equity securities (net of provision for impairment)	**1,154,000**	**73,150**

Provision for Impairment on available for sale investment securities	For the nine months ended December 31, 2015	For the nine months ended December 31, 2016
Balance at the beginning of the period	49,700,000	49,700,000
Balance at the end of the period	**49,700,000**	**49,700,000**

B. At fair value through profit or loss	As at March 31, 2016	As at December 31, 2016
Equity securities	232,150,854	172,447,823
Debt securities	124,807,352	360,964,081
Mutual funds	4,722,246	4,472,739
Total	**361,680,452**	**537,884,643**

*Available for sale unquoted equity securities are investments made in unlisted equity securities of issuers in which the Company's management believes there may be long term valuation increases based on the operations or nature of the business of the issuer. The Company intends to sell these investments either to any potential new or existing investors of the issuer, or by participating in the initial public offerings of such issuer. The allowance for impairment losses against these unquoted investment securities as of March 31, 2016 and December 31, 2016 were recorded in its historical statement of profit and loss prior to April 1, 2013.

(All amounts in Indian rupees unless otherwise stated)

25. Intangible assets	Computer Software	Software in development	Goodwill	Licences*	Customer Relationship	Total
Gross asset value						
Balance at April 1, 2015	91,178,242	-	-	-	-	91,178,242
Additions	5,265,064	560,000	-	-	-	5,825,064
Disposals	(9,898,781)	-	-	-	-	(9,898,781)
Effect of movements in foreign exchange rate	45,910	-	-	-	-	45,910
Balance at March 31, 2016	**86,590,435**	**560,000**	**-**	**-**	**-**	**87,150,435**
Balance at April 1, 2016	86,590,435	560,000	-	-	-	87,150,435
Additions	982,443	300,000	-	15,000,000	-	16,282,443
Acquisition through business combination	-	-	41,588,276	-	13,590,940	55,179,216
Disposals	(250,000)	(560,000)	-	-	-	(810,000)
Effect of movements in foreign exchange rate	19,897	-	-	-	-	19,897
Balance at December 31, 2016	**87,342,775**	**300,000**	**41,588,276**	**15,000,000**	**13,590,940**	**157,821,991**
Accumulated amortization						
Balance at April 1, 2015	86,203,256	-	-	-	-	86,203,256
Amortisation for the year	707,760	-	-	-	-	707,760
Disposals	(9,403,626)	-	-	-	-	(9,403,626)
Effect of movements in foreign exchange rate	20,954	-	-	-	-	20,954
Balance at March 31, 2016	**77,528,344**	**-**	**-**	**-**	**-**	**77,528,344**
Balance at April 1, 2016	77,528,344	-	-	-	-	77,528,344
Amortisation for the period	1,601,147	-	-	446,430	849,313	2,896,890
Disposals	(47,446)	-	-	-	-	(47,446)
Effect of movements in foreign exchange rate	13,247	-	-	-	-	13,247
Balance at December 31, 2016	**79,095,292**	**-**	**-**	**446,430**	**849,313**	**80,391,035**
Capital Advances						
Balance at April 1, 2015	-	-	-	-	-	-
Balance at March 31, 2016	-	-	-	-	-	-
Balance at April 1, 2016	-	-	-	-	-	-
Additions	-	5,150,000	-	-	-	5,150,000
Balance at December 31, 2016	-	**5,150,000**	-	-	-	**5,150,000**
Balance at March 31, 2016	9,062,091	560,000	-	-	-	9,622,091
Balance at December 31, 2016	8,247,483	5,450,000	41,588,276	14,553,570	12,741,627	82,580,956

* Refer note 36

(All amounts in Indian rupees unless otherwise stated)

26. Other assets	As at March 31, 2016	As at December 31, 2016
A. Summary		
Advance to vendor	370,363,725	223,259,632
Prepaid expenses	143,450,829	178,907,628
Accrued interest	54,566,329	62,621,006
Investment property*	10,686,191	10,686,191
Others	6,284,340	-
Total	**585,351,414**	**475,474,457**

* Investment property is measured using cost model. Fair value of the investment property approximates its book value based on quotes obtained by the management for similar recent transaction. The Company obtains third party quotations for this or similar properties to ascetain possible impairment. No provision for impairment was required as at March 31, 2016 and December 31, 2016 since the quoted prices approximated the carrying values.

(All amounts in Indian rupees unless otherwise stated)

27. Loans and borrowings	**As at March 31, 2016**	**As at December 31, 2016**
Secured overdraft		
- Bank	725,094,170	959,070,332
- Financial Institution	715,070,078	1,700,563,535
Secured vehicle loan		
- Bank	14,520,582	15,529,994
- Financial Institution	612,434	398,318
Unsecured loan	364,426,032	444,288,588
Total	**1,819,723,296**	**3,119,850,767**

(a) Overdraft faclilities from bank and financial institution are secured by a portion of Group's term deposit , receivable from clients , trading assets, investment securities and client securities. The same is repayable on demand. The interest rate range for overdraft is 9.15%-12.05%

(b) Terms and conditions of outstanding secured vehicle loans were as follows:

		March 31, 2016		**December 31, 2016**	
Particulars	**Interest rate range**	**Original amount**	**Carrying value**	**Original amount**	**Carrying value**
Secured	9% - 11%	22,670,900	15,133,016	28,245,900	15,928,312

(c) Unsecured loan is taken from parties other than related parties and are repayable on demand. The interest rate range for unsecured loan is 6-11%.

(All amounts in Indian rupees unless otherwise stated)

28. Trade and other payables	**As at March 31, 2016**	**As at December 31, 2016**
Payable to exchange	12,841,162	20,702,988
Payable to clients/vendor	3,221,091,468	1,583,733,138
Advances/margin received from clients	1,930,032,399	2,550,119,572
Accrued expenses	168,314,536	325,242,977
Other payables	18,868,543	24,463,225
Total	**5,351,148,108**	**4,504,261,900**

29. Other liabilities	**As at March 31, 2016**	**As at December 31, 2016**
Statutory dues	53,664,955	49,744,196
Deferred income	10,682,489	17,211,602
Deferred rent liabilites	17,828,395	18,959,262
Provision for expected policies cancellations	11,882,121	24,120,281
Others liabilities	9,241,231	1,305,736
Total	**103,299,191**	**111,341,077**

(All amounts in Indian rupees unless otherwise stated)

30. Contingencies

Contingencies and lawsuits

The Group is subject to legal proceedings and claims which arise in the ordinary course of its business. The resolution of these legal proceedings is not likely to have a material and adverse effect on the results of operations or the financial position of the Group. The contingent liability in respect of disputed demands are as follows :

Contingent Liability	As at March 31, 2016	As at December 31, 2016
Service Tax	67,473,978	67,473,978
Employee's State Insurance Corporation	3,106,450	3,106,450
Income Tax	-	24,381,403

The Parent Company and one of its subsidiaries had received a notice during the financial year 2014-15 from the Collector of Stamp (HQ) Delhi on account of verification of records pertaining to stamp duty on security transactions and on account of levy of stamp duty on commodity transactions. Matter is sub-judice and has been stayed by jurisdictional High Court at Delhi.

Pending completion of the legal process the impact of liability, if any, cannot be ascertained at this stage, however, management believes that, based on legal advice, the outcome of these contingencies will be favourable and that outflow of economic resources is not probable.

31. Operating segments

The Group has three reportable segments, as described below, which are the Group's Lines of Business (LoBs). The LoBs offer different products and services, and are managed separately because the nature of products and method used to distribute the services are different.

The following summary describes the operations in each of the Group's reportable segments:

1. Trading and distribution primarily comprises

a. Brokerage on dealing in shares, commodities, derivatives and other securities on behalf of customers;
b. Proprietary trading in shares, commodities, derivatives and other securities;
c. Clearing services;
d. Depositary services rendered as depository participant;
e. Distribution of third party financial products and
f. Insurance broking services

2. Advisory services primarily comprises portfolio and wealth management, mortgage and loan advisory, real estate broking and investment banking services.

3. Financing services primarily comprises business of providing loans.

For these LoBs, the Group's Leadership Team comprising of Chairman, Vice-Chairman, Group Chief Operating Officer and Group Chief Financial Officer, reviews internal management reports. Accordingly, the Leadership Team is construed to be the Chief Operating Decision Maker (CODM).

Segment profit before tax based on Indian GAAP is used to measure performance by the CODM. Inter-segment pricing is determined on an arm length basis. Information related to each reportable segment is as follows:

(All amounts in Indian rupees unless otherwise stated)

	For the nine months ended December 31, 2015			
	Trading and distribution	Advisory	Financing	Total
Indian GAAP				
Segment revenue *	2,203,778,176	356,752,710	16,834,380	2,577,365,266
Inter segments revenue	(34,176,413)	15,097,255	(15,000,000)	(34,079,158)
External revenue *	2,169,601,763	371,849,965	1,834,380	2,543,286,108
Interest income	184,856,962	10,709,432	167,125,687	362,692,081
Interest expense	132,350,379	8,079,447	39,839,109	180,268,935
Reportable segment profit before tax	197,605,532	50,796,279	117,218,546	365,620,357
Other material and non cash items:				
Depreciation and amortization	44,510,536	3,812,628	1,182,663	49,505,827
Impairment charge on receivables from client	53,525,743	115,820	-	53,641,563
Impairment charge on loans and advances to customers	-	-	6,526,972	6,526,972

	For the nine months ended December 31, 2016			
	Trading and distribution	Advisory	Financing	Total
Indian GAAP				
Segment revenue *	3,187,214,366	250,319,379	(8,196,626)	3,429,337,119
Inter segments revenue	40,188,769	(12,881,157)	-	27,307,612
External revenue *	3,147,025,597	263,200,536	(8,196,626)	3,402,029,507
Interest income	229,594,885	17,084,237	291,083,225	537,762,347
Interest expense	204,604,701	18,104,982	78,605,413	301,315,096
Reportable segment profit before tax	359,628,220	(75,438,507)	149,340,909	433,530,622
Other material and non cash items:				
Depreciation and amortization	44,088,036	5,772,975	1,698,775	51,559,786
Impairment charge on receivables from client	57,395,488	53,877	-	57,449,365
Impairment charge on loans and advances to customers	-	-	19,579,279	19,579,279

* excludes interest income

(All amounts in Indian rupees unless otherwise stated)

Reconciliation of reportable segments revenue, profit or loss, interest revenue and interest expense with IFRS

	For the nine months ended December 31, 2015			
Revenue	**Trading and distribution**	**Advisory**	**Financing**	**Total**
External revenue	2,169,601,763	371,849,965	1,834,380	2,543,286,108
-Adjustment related to fair value accounting of financial instruments designated as fair value through profit and loss which were valued at lower of Cost and Net Realizable value in Indian GAAP	(5,433,330)	(2,383,508)	(8,800,235)	(16,617,073)
-Adjustment for foreign currency translation on foreign currency loan between Indian GAAP and IFRS	6,959,831	-	-	6,959,831
-Adjustment on account of timing difference in recognition of certain distribution and advisory income	1,749,053	(72,531,764)	-	(70,782,711)
-Adjustment for grossing up of certain distribution income between IFRS and Indian GAAP	226,306,820	-	-	226,306,820
-Adjustment for other non-operating income reclassified out of revenue from operations	(42,466,526)	(432,251)	(377,537)	(43,276,314)
-Others	704,292	540,473	(1,406,156)	(161,391)
Consolidated revenue	**2,357,421,903**	**297,042,915**	**(8,749,548)**	**2,645,715,270**

	For the nine months ended December 31, 2015			
Profit or Loss	**Trading and distribution**	**Advisory**	**Financing**	**Total**
Total profit or loss for reportable segments	197,605,532	50,796,279	117,218,546	365,620,357
-Adjustment related to fair value accounting of financial instruments designated as fair value through profit and loss which were valued at lower of Cost and Net Realizable value in Indian GAAP	(5,433,330)	(2,383,508)	(8,800,235)	(16,617,073)
-Adjustment for depreciation charged over estimated useful lives	9,410,040	1,546,840	(490,368)	10,466,512
-Adjustment for foreign currency translation on foreign currency loan between Indian GAAP and IFRS	6,959,831	-	-	6,959,831
-Adjustment for difference in personnel expenses	(154,224)	(686,226)	662,551	(177,899)
-Adjustment on account of timing difference in recognition of certain distribution and advisory	52,323,849	21,285,008	-	73,608,857
-Adjustment on account of timing difference in recognition of certain distribution and advisory income	1,749,053	(72,531,764)	-	(70,782,711)
-Intercompany elimination	(40,833,073)	36,302,889	4,530,184	-
-Others	(2,430,693)	120,367	740,514	(1,569,812)
Consolidated profit before tax	**219,196,985**	**34,449,885**	**113,861,192**	**367,508,062**

(All amounts in Indian rupees unless otherwise stated)

	For the nine months ended December 31, 2015			
	Trading and distribution	Advisory	Financing	Total
Interest revenue				
Total interest revenue	184,856,962	10,709,432	167,125,687	362,692,081
-Intercompany elimination	(29,301,705)	(10,170,444)	(14,775,559)	(54,247,708)
-Others	(219,401)	152,764	1,406,137	1,339,500
Consolidated interest revenue	**155,335,856**	**691,752**	**153,756,265**	**309,783,873**
Interest expense				
Total interest expense	132,350,379	8,079,447	39,839,109	180,268,935
-Intercompany elimination	(12,588,809)	(8,061,556)	(33,597,343)	(54,247,708)
Consolidated interest expense	**119,761,570**	**17,891**	**6,241,766**	**126,021,227**
Depreciation and amortization				
Reportable segment	44,510,536	3,812,628	1,182,663	49,505,827
-Adjustment for depreciation charged over estimated useful lives	(9,410,040)	(1,546,840)	490,368	(10,466,512)
Total	**35,100,496**	**2,265,788**	**1,673,031**	**39,039,315**
Impairment loss on receivables from client				
Reportable segment	53,525,743	115,820	-	53,641,563
-Adjustment for impairment charge on receivable from clients due to different impairment model between IGAAP and IFRS	(38,735,903)	-	-	(38,735,903)
Total	**14,789,840**	**115,820**	**-**	**14,905,660**
Impairment loss on loans and advances to customers				
Reportable segment	-	-	6,526,972	6,526,972
-Adjustment for impairment charge on loan and advances to customers due to different impairment model between IGAAP and IFRS	-	-	(740,635)	(740,635)
Total	**-**	**-**	**5,786,337**	**5,786,337**

(All amounts in Indian rupees unless otherwise stated)

Reconciliation of reportable segments revenue, profit or loss, interest revenue and interest expense with IFRS

	For the nine months ended December 31, 2016			
Revenue	**Trading and distribution**	**Advisory**	**Financing**	**Total**
External revenue	3,147,025,597	263,200,536	(8,196,626)	**3,402,029,507**
-Adjustment related to fair value accounting of financial instruments designated as fair value through profit and loss which were valued at lower of Cost and Net Realizable value in Indian GAAP	7,048,985	4,637	14,237,463	21,291,085
-Adjustment for foreign currency translation on foreign currency loan between Indian GAAP and IFRS	(45,140,202)	-	-	(45,140,202)
-Adjustment on account of timing difference in recognition of certain distribution and advisory income	(12,446,849)	(16,523,956)	-	(28,970,805)
-Adjustment for grossing up of certain distribution income between IFRS and Indian GAAP	11,231,714	-	-	11,231,714
-Adjustment on account of regrouping of certain distribution income between IFRS and Indian GAAP	(72,238,949)	-	-	(72,238,949)
-Adjustment for other non-operating income reclassified out of revenue from operations	(17,264,465)	(229,997)	(225,040)	(17,719,502)
fee received on loan at effective interest rate method	-	-	(9,440,523)	(9,440,523)
-Others	(9,183)	169,967	-	160,784
Consolidated revenue	**3,018,206,648**	**246,621,187**	**(3,624,726)**	**3,261,203,109**

	For the nine months ended December 31, 2016			
Profit or Loss	**Trading and distribution**	**Advisory**	**Financing**	**Total**
Total profit or loss for reportable segments	**359,628,220**	**(75,438,507)**	**149,340,909**	**433,530,622**
-Adjustment for foreign currency translation on foreign currency loan between Indian GAAP and IFRS	(45,140,202)	-	-	(45,140,202)
-Adjustment related to fair value accounting of financial instruments designated as fair value through profit and loss which were valued at lower of Cost and Net Realizable value in Indian GAAP	7,048,985	4,637	14,237,463	21,291,085
-Adjustment on account of timing difference in recognition of certain distribution, advisory and financing expense	8,668,340	1,390,973	10,740,716	20,800,029
-Adjustment for difference in personnel expenses	-	(459,800)	-	(459,800)
-Adjustment for depreciation charged over estimated useful lives	6,524,376	1,369,877	206,306	8,100,559
-Adjustment on account of timing difference in recognition of certain distribution and advisory income	(12,446,849)	(16,523,956)	-	(28,970,805)
fee received on loan at effective interest rate method	-	-	(4,344,579)	(4,344,579)
-Intercompany elimination	(54,772,825)	27,963,521	26,809,304	-
-Others	(1,267,846)	442,876	-	(824,970)
Consolidated profit (loss) before tax	**268,242,199**	**(61,250,379)**	**196,990,119**	**403,981,939**

(All amounts in Indian rupees unless otherwise stated)

	For the nine months ended December 31, 2016			
	Trading and distribution	Advisory	Financing	Total
Total interest revenue	**229,594,885**	**17,084,237**	**291,083,225**	**537,762,347**
-Intercompany elimination	(56,781,448)	(16,807,163)	(26,636,343)	(100,224,954)
-Reclassification of interest income on tax refunds under IFRS	(7,407,411)	(188,415)	(16,891)	(7,612,717)
-Adjustment on account of accounting of processing fee received on loan at effective interest rate method	-	-	5,095,944	5,095,944
-Others	1,271,109	434,002	-	1,705,111
Consolidated interest revenue	**166,677,135**	**522,661**	**269,525,935**	**436,725,731**
Total interest expense	**204,604,701**	**18,104,982**	**78,605,413**	**301,315,096**
-Intercompany elimination	(30,489,519)	(18,089,787)	(51,645,648)	(100,224,954)
Consolidated interest expense	**174,115,182**	**15,195**	**26,959,765**	**201,090,142**
Depreciation and amortization				
Reportable segment	44,088,036	5,772,975	1,698,775	51,559,786
-Adjustment for depreciation charged over estimated useful lives	(6,524,376)	(1,369,877)	(206,306)	(8,100,558)
Total	**37,563,660**	**4,403,098**	**1,492,469**	**43,459,228**
Impairment loss on receivables from client				
Reportable segment	57,395,488	53,877	-	57,449,365
-Adjustment for impairment charge on receivable from clients due to different impairment model between IGAAP and IFRS	8,679,158	-	-	8,679,158
Total	**66,074,646**	**53,877**	**-**	**66,128,523**
Impairment loss on loans and advances to customers				
Reportable segment	-	-	19,579,279	19,579,279
-Adjustment for impairment charge on loan and advances to customers due to different impairment model between IGAAP and IFRS	-	-	(5,838,001)	(5,838,001)
Total	**-**	**-**	**13,741,278**	**13,741,278**

(All amounts in Indian rupees unless otherwise stated)

Geographical Information:

In presenting information on the basis of geographical segments, segment revenue is based on the geographical location of customers. Segment assets are based on the geographical location of the assets.

	For the nine months ended December 31, 2015			
	Dubai	**USA**	**India**	**Total**
External revenue*	99,007,078	-	2,444,279,030	**2,543,286,108**

	For the nine months ended December 31, 2016			
	Dubai	**USA**	**India**	**Total**
External revenue*	141,785,609	7,455,200	3,252,788,698	**3,402,029,507**

* excludes interest income

Major customers:

Considering the nature of business, customers normally include individuals. Further, none of the corporate and other customers account for more than 10% or more of the Group's revenues.

32. Group entities

		Percentage Shareholding	
Name of Subsidiary	**Country of Incorporation**	**As at March 31, 2016**	**As at December 31, 2016**
Subsidiary of SMC Global Securities Limited			
a) SMC Comtrade Limited	India	100%	100%
b) SMC Investments and Advisors Limited	India	100%	100%
c) Moneywise Financial Services Private Limited	India	100%	100%
d) SMC Capitals Limited	India	100%	100%
e) Indunia Realtech Limited	India	100%	100%
f) SMC Finvest Limited	India	100%	100%
g) Moneywise Finvest Limited	India	100%	100%
h) SMC Global USA Inc.	USA	100%	50%*
i) SMC Global IFSC Private Limited	India	-	100%
Subsidiaries of SMC Comtrade Limited			
j) SMC Insurance Brokers Private Limited	India	97.58%	97.58%
k) SMC Comex International DMCC	UAE	100%	100%
Subsidiary of SMC Finvest Limited			
l) SMC Real Estate Advisors Private Limited	India	100%	100%
Joint venture of SMC Investments and Advisors Limited			
m) SMC & IM Capitals Investment Manager LLP	India	-	50%

*The Group by its virtue of holding of all of the seats on the Board of Directors of SMC Global USA Inc is able to direct the activities of the entity hence giving the Group control over the entity. Further as per the bye laws of SMC Global USA

Inc., the Board of directors have power to appoint or remove any director by a majority vote. The Group based on this assessment of substantive rights over SMC Global USA Inc has concluded the entity as the Group's subsidiary.

33. Related parties

For the purpose of the condensed consolidated financial statements, parties are considered to be related to the Group, if the Group has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the Group and the party are subject to common control or common significant influence. Related parties may be individuals or other entities including close family members.

Related parties and nature of related party relationships with whom transactions have taken place during the period:

Nature of Relationship	Name of Related Parties
Key managerial personnel	Mr. Subhash Chand Aggarwal
	Mr. Mahesh Chand Gupta
	Mr. Ajay Garg
	Mr. Anurag Bansal
	Mr. Pradeep Aggarwal
	Mr. D.K. Aggarwal
	Mr. Pravin Kumar Aggarwal
	Mr. Himanshu Gupta
	Mr. Vinod Kumar Jamar
	Mr. Suman Kumar
	Mr. Naveen Saini
	Mr. Kundan Mal Aggarwal
	Mr. Pawan Kumar Bansal (upto January 22, 2016)
	Mr. F. Jacob Cherian
	Mr. Narain Das Gupta
	Mr. Satish Chandra Gupta
	Mr. Roop Chandra Jindal
	Mr. Hari Das Khunteta
	Ms. Madhu Vij
	Mr. Chandra Wadhwa
	Mr. G.S Sundararajan
Close member of family of key managerial personnel	Mr. Ravi Aggarwal
	Ms. Hemlata Aggarwal
	Mr. Devender Aggarwal
	Mr. Ayush Aggarwal
	Ms. Meetu Goel
	Ms. Nidhi Bansal
	Ms. Sushma Gupta
	Ms. Reema Garg
	Mr. Lalit Kumar Aggarwal
	Ms. Shruti Aggarwal
	Ms. Shweta Aggarwal
	Ms. Akanksha Gupta
	Ms. Meena Jamar
	Mr. Shreyank Jamar
	Ms Snehlata Garg

(All amounts in Indian rupees unless otherwise stated)

Entities controlled by key management personnel and their close family members	Jai Ambey Share Broking Limited M/s Vinod Kumar Jamar (HUF) M/s Ajay Garg (HUF)

Particulars	For the nine month ended December 31, 2015	For the nine month ended December 31, 2016
Transactions with Key Management Personnel :		
Compensation		
Wages and salaries	25,400,226	58,957,369
Miscellaneous expense (director sitting fees)	1,030,000	2,695,000
Contribution to defined contribution plans	1,548,900	2,159,594
Share based compensation expense	-	5,908,654
Total	**27,979,126**	**69,720,617**
Management and advisory services	11,026	11,595
Loans and advances given (refer note 1)	1,644,098	993,549
Interest income on loan and advances given	97,811	92,862
Brokerage income	269,488	61,032
Others		
Consultancy services paid	7,042,765	-
Transactions with close member of family of Key Management Personnel :		
Compensation		
Wages and salaries	9,203,403	12,686,264
Contribution to defined contribution plans	546,934	722,736
Total	**9,750,337**	**13,409,000**
Loans and advances given (refer note 1)	495,000	993,249
Brokerage income	83,487	17,509

(All amounts in Indian rupees unless otherwise stated)

Particulars	For the nine months ended December 31, 2015	For the nine months ended December 31, 2016
Transactions with entities controlled by key management personnel		
Commission to sub broker for distribution of financial products	1,385,650	1,035,442
Brokerage income	1,398	1,317
Loans and advances given (refer note 1)	995,000	992,396
	As at	
	March 31, 2016	**December 31, 2016**
Loans and advances to key management personnel	5,974,063	-
Loans and advances to close family members of key management personnel	1,953,945	-
Trade payable to key management personnel (refer note 2)	1,485,691	167,406
Trade payable to close family member of key management personnel (refer note 2)	1,375,074	766
Trade payable to entities controlled by key management personnel (refer note 2)	1,031,949	178,819
Trade receivable from key management personnel (refer note 2)	167	2,686,725
Trade receivable from close family member of key management personnel (refer note 2)	-	28

Notes:

1. Represents maximum outstanding balance during the period.
2. On account of voluminous transactions during the period, only outstanding balance as at period end is disclosed.

(All amounts in Indian rupees unless otherwise stated)

34. Business combination

On July 26, 2016, the Group acquired investment advisory business of Franklin Financial Planning Inc., USA. ("Franklin"), a SEC registered investment advisory firm located in Deland, Florida. The Group has acquired Franklin because it expands both its existing investment advisory portfolio and customer base. The acquisition has been accounted for using the acquisition method of accounting. The total purchase consideration for Franklin is INR 54,762,091 (US $ 812,000), which includes the cash consideration of INR 30,119,151 (US $ 446,600) and equity consideration in form of shares of SMC Global USA Inc. (a subsidiary of the Parent Company) of INR 24,642,940 (US $ 365,400).

In connection with the transaction, the Group based on a provisional valuation recorded INR 13,488,240 (US $ 200,000) in customer-related intangibles, which has a weighted average amortization period of eight years. The resultant goodwill arising from the acquisition amounted to INR 41,273,892 (US $ 612,000), which is primarily attributed to the expected synergies and other benefits from the acquisition. The goodwill is deductible for income tax purposes.

Transaction costs of INR 700,000 have been expensed and are included in other expenses in the Statement of Profit or Loss and are part of operating cash flows in the Statement of Cash Flows.

The results of operations of the acquired business and the fair value of the acquired assets are included in the Condensed Consolidated Financial Statements with effect from the date of the acquisition.

For the nine-months ended December 31, 2016, acquired business contributed revenue of INR 7,455,215 (US $ 111,033) and profit of INR 345,500 (US $ 5,146) to the group's results.

For the nine-months ended December 31, 2016, SMC Global USA Inc. contributed revenue of INR 7,455,215 (US $ 111,033) and loss of INR 6,654,903 (US $ 99,045) to the group's results.

35. Share based payment

SMC Global USA Inc., a subsidiary of the Group, agreed to issue 10% of equity shares of the Company to Jacob Cherian (CEO of SMC Global USA Inc.) towards his services rendered. The fair value of these shares on the grant date, i.e. July 1, 2016, amounted to INR 5,934,808 (US $88,000) based on external valuation report obtained by the Group. This value has been determined based on weights assigned to discounted cash flow method and comparable companies method. The Group has accordingly recognized this amount as a share based compensation expenses under Personnel expenses during the nine months ended December 31, 2016.

36. Investment in Joint venture

On May 2, 2016, the Group entered into a Memorandum of Understanding (MOU) with IM+ Capital Group to incorporate a Limited Liability Partnership namely SMC & IM Capitals Investment Manager LLP ("LLP") wherein both the entities will be equal business partners. The Group also paid an amount of INR 15,000,000 towards co-sponsoring the Real Estate Investment Trust ("REIT") licence. The LLP was incorporated on June 30, 2016 and the required regulatory SEBI approval was obtained on October 18, 2016. Investment manager ("LLP") will be responsible for management of assets and schemes of trust, identifying and appraising investment opportunities, negotiating terms of investments and making investment decisions.

The LLP has been treated as a joint venture based on the factors including structure, legal form and contractual arrangement. Therefore, the same has been accounted for on an equity pickup basis. The REIT licence has been accounted for as an intangible asset and is being amortized over an estimated useful life of 7 years.

37. Capital Commitment

Contractual commitments for purchase of property, equipment and intangible assets (net of advances) amounts to INR 23,294,699 as at December 31, 2016 (INR Nil as at March 31, 2016).

38. Subsequent Event

There were no material post subsequent events which have a bearing on the understanding of the financial statements.